Exhibit 10.3

                                                                  Execution Copy


                                   ANNEX I TO


                           MASTER REPURCHASE AGREEMENT


                        SUPPLEMENTAL TERMS AND CONDITIONS


                            DATED AS OF JULY 20, 2007


                                     BETWEEN


                 ANTHRACITE CAPITAL BOFA FUNDING LLC, AS SELLER,


                        BANK OF AMERICA, N.A., AS BUYER,


             BANC OF AMERICA MORTGAGE CAPITAL CORPORATION, AS BUYER


                                       AND


                      BANK OF AMERICA, N.A., AS BUYER AGENT


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                                TABLE OF CONTENTS

                                                                            Page



1   OTHER APPLICABLE ANNEXES...................................................1

2   ADDITIONAL AND SUBSTITUTE DEFINITIONS......................................1

3   INITIATION; CONFIRMATION; TERMINATION; FEES...............................20

4   MARGIN MAINTENANCE........................................................26

5   INCOME PAYMENTS AND PRINCIPAL PAYMENTS....................................27

6   SECURITY INTEREST.........................................................29

7   PAYMENT, TRANSFER AND CUSTODY.............................................30

8   SALE, TRANSFER, HYPOTHECATION OR PLEDGE OF PURCHASED
    SECURITIES................................................................38

9   SUBSTITUTION..............................................................39

10  REPRESENTATIONS...........................................................39

11  NEGATIVE COVENANTS OF SELLER..............................................43

12  AFFIRMATIVE COVENANTS OF SELLER...........................................44

13  SINGLE-PURPOSE ENTITY.....................................................47

14  EVENTS OF DEFAULT; REMEDIES...............................................50

15  RECORDING OF COMMUNICATIONS...............................................56

16  NOTICES AND OTHER COMMUNICATIONS..........................................57

17  NON-ASSIGNABILITY.........................................................57

18  CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.............................58


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19  NO RELIANCE...............................................................59

20  INDEMNITY.................................................................60

21  DUE DILIGENCE.............................................................61

22  SERVICING.................................................................61

23  MISCELLANEOUS.............................................................62

EXHIBITS AND SCHEDULES

SCHEDULE I-A       Original Purchase Percentages and Applicable Spreads

EXHIBIT I          Form of Confirmation

EXHIBIT II         Authorized Representatives of Seller

EXHIBIT III        Form of Aggregate Collateral Report

EXHIBIT IV         Form of Custodial Delivery

EXHIBIT V          Form of Power of Attorney

EXHIBIT VI         Representations and Warranties Regarding
                   Individual Purchased Loans

EXHIBIT VII        Purchased Loan Information

EXHIBIT VIII       Advance Procedure

EXHIBIT IX         Form of Redirection Letter


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                                   ANNEX I TO
                           MASTER REPURCHASE AGREEMENT

                        Supplemental Terms and Conditions

         This Annex I forms a part of the Master Repurchase Agreement dated as of July 20, 2007 (the "Agreement"), between ANTHRACITE CAPITAL BOFA FUNDING LLC, a limited liability company organized under the laws of the State of Delaware, as seller (the "Seller"), BANK OF AMERICA, N.A. ("BANA"), BANC OF AMERICA MORTGAGE CAPITAL CORPORATION ("BAMCC") (BANA and BAMCC, individually and/or collectively, as the context may require, each a "Buyer" or collectively, "Buyers"), and BANK OF AMERICA, N.A., as agent for the Buyers (in such capacity, the "Buyer Agent"). Capitalized terms used in this Annex I without definition shall have the respective meanings assigned to such terms in the Agreement. This Annex I is intended to supplement the Agreement and shall, wherever possible, be interpreted so as to be consistent with the Agreement; however, in the event of any conflict or inconsistency between the provisions of this Annex I, on the one hand, and the provisions of the Agreement, on the other, the provisions of this Annex I shall govern and control. All references in the Agreement to "the Agreement" shall be deemed to mean and refer to the Agreement, as supplemented and modified by this Annex I or as otherwise modified after the date hereof.

1.       OTHER APPLICABLE ANNEXES

         In addition to this Annex I, the following Annexes and any Schedules thereto shall form a part of the Agreement and shall be applicable thereunder:

         Annex II - Names and Addresses for Communications Between Parties.

2.       ADDITIONAL AND SUBSTITUTE DEFINITIONS

         The following capitalized terms shall have the respective meanings set forth below. Any such terms defined below which are also defined in the Agreement shall have the respective meanings set forth below, in lieu of the meanings for such terms set forth in the Agreement.

         "Accelerated Termination Date" shall have the meaning specified in
Section 14.2.1 of this Annex I.

         "Acceptable Appraisal" shall mean, with respect to a Purchased Loan or a loan which Seller proposes to become a Purchased Loan, an appraisal (a) acceptable to the Buyer Agent by an MAI appraiser and dated within twelve (12) months of the Purchase Date for such Purchased Loan and (b) satisfying either
(i) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (ii) the requirements of Title XI of FIRREA and the regulations promulgated thereunder (as the foregoing is amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time), as in effect on the date of such appraisal.

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         "Accepted Servicing Practices" shall mean with respect to any Purchased
Loan, those mortgage servicing practices of prudent mortgage loan servicers which service mortgage or other commercial loans of the same type as such Purchased Loan in the jurisdiction where the related Mortgaged Property is located.

         "Account Bank" shall mean Wells Fargo Bank, N.A. or any successor Account Bank comparably rated and qualified and appointed by the Buyer Agent with the prior written consent of Seller (which consent shall not be unreasonably withheld or delayed).

         "Additional Payment" shall have the meaning specified in Section 3.13 of this Annex I.

         "Affiliate" shall mean, when used with respect to any specified Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person. "Control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative thereto; provided that, any Person which owns directly or indirectly 25% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 25% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; provided, further, that with respect to Seller, no Person shall be deemed an Affiliate of Seller due to such Person's having BlackRock Financial Management, Inc. as such Person's manager.

         "Agreement" shall have the meaning specified in the introductory paragraph of this Annex I.

         "Allocable Purchase Price" shall mean, with respect to each multifamily or commercial property relating to a Purchased Loan secured, directly or indirectly, by three (3) or more related multifamily or commercial properties, an amount equal to the lesser of (i) $15,000,000 and (ii) the portion of the Purchase Price (calculated without giving effect to the provisos in the definition thereof) of such Purchased Loan that is allocable to such multifamily or commercial property based upon the relative market values as of the related Purchase Date, as determined by the Buyer Agent in the exercise of its good faith business judgment, of the multifamily or commercial properties relating to such Purchased Loan.

         "Alternative Rate" shall have the meaning specified in Section 3.7 of this Annex I.

         "Alternative Rate Transaction" shall mean, with respect to any Pricing Rate Period, any Transaction with respect to which the Pricing Rate for such Pricing Rate Period is determined with reference to the Alternative Rate.

         "Applicable Spread" shall mean, with respect to a Transaction involving Purchased Securities in any Rating Category and/or Purchased Loans in any Loan Type Grouping (unless otherwise agreed by a Buyer and Seller in connection with a particular Transaction, as evidenced by the related Confirmation):


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                  (i) so long as no Event of Default shall have occurred and be continuing, the incremental per annum rate (expressed as a number of "basis points", each basis point being equivalent to 1/100 of 1%) specified in Schedule I-A attached to this Annex I as being the "Applicable Spread" for Purchased Securities in such Rating Category or Purchased Loans, in such Loan Type Grouping, and

                  (ii) after the occurrence and during the continuance of an Event of Default, the applicable incremental per annum rate described in clause (i) of this definition, plus 300 basis points (3.0%).

         "Approved Assignee" shall mean any Person satisfying the minimum capital, net worth and/or similar measures of financial wherewithal required to qualify as a permitted transferee of the Purchased Assets pursuant to the terms of the Purchased Loan Documents, the Securitization Documents and applicable securities laws.

         "Asset Deficit Cure Amount" shall mean, with respect to any Purchased Asset as of any date, the amount (expressed in Dollars) obtained by dividing (i) the Repurchase Price of such Purchased Asset as of such date by (ii) the "Original Purchase Percentage" for the Rating Category for such Purchased Security or Loan Type Grouping for such Purchased Loan.

         "Assignment of Leases" shall mean, with respect to any Purchased Loan, any assignment of leases, rents and profits or equivalent instrument, whether contained in the related Mortgage or executed separately, assigning to the holder or holders of such Mortgage all of the related Mortgagor's interest in the leases, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of the related Mortgaged Property as security for repayment of such Purchased Loan.

         "Assignment of Mortgage" shall mean, with respect to any Mortgage, an assignment of the mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related property is located to reflect the assignment and pledge of the Mortgage.

         "B Notes" shall mean loans secured by junior participation interests in or junior notes in performing commercial mortgage loans secured by first liens in multifamily or commercial properties.

         "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

         "BOA Indebtedness" shall mean the aggregate indebtedness of the Seller hereunder and under any other arrangement between the Seller or an Affiliate of the Seller on the one hand and the Buyers or an Affiliate of the Buyers on the other hand.

         "Business Day" shall mean a day other than (i) a Saturday or Sunday, or
(ii) a day in which the New York Stock Exchange or banks in the State of New York or the State of Minnesota are authorized or obligated by law or executive order to be closed. When used with


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respect to a Reset Date, a "Business Day" shall mean a day on which banks in
London, England are closed for interbank or foreign exchange transactions.

         "Buyer" or "Buyers" shall have the meaning specified in the introductory paragraph of this Annex I.

         "Buyer Agent" shall have the meaning specified in the introductory paragraph of this Annex I.

         "Buyer Parties" shall mean the Buyers and the Buyer Agent.

         "Buyer's Asset Margin Amount" shall mean, with respect to any Purchased Asset as of any date, the amount (expressed in Dollars) obtained by dividing (i) the Repurchase Price of such Purchased Asset as of such date by (ii) the number (expressed as a decimal) obtained by dividing (A) the Original Purchase Percentage of such Purchased Asset (expressed as a decimal) by (B) 0.90.

         "Buyer's Maximum Purchase Price" shall mean, with respect to any Purchased Securities in a particular rating Category or any Purchased Loans in a particular Loan Type Grouping, an amount (expressed in Dollars) equal to the product obtained by multiplying (i) the Market Value of such Purchased Asset on the applicable Purchase Date by (ii) the "Original Purchase Percentage" for such rating Category or such Loan Type Grouping, as set forth in Schedule I-A attached to this Annex I (or, if applicable, as determined in accordance with the penultimate sentence of the definition of "Purchase Price").

         "Buyer's Portfolio Margin Amount" shall mean, with respect to all Purchased Assets of all Buyers as of any date, the amount (expressed in Dollars) obtained by dividing (i) the aggregate Repurchase Price of all Purchased Assets of all Buyers as of such date by (ii) the number (expressed as a decimal) obtained by dividing (A) the weighted average Original Purchase Percentage of such Purchased Assets (expressed as a decimal and weighted on the basis of the Market Values of such Purchased Assets as of their respective Purchase Dates) by
(B) 0.95.

         "Cash" shall mean cash on deposit in the Cash Management Account or in any other account maintained by the Seller with any depository institution.

         "Cash Management Account" shall mean a segregated account, in the name of the Buyer Agent, established at the Account Bank.

         "CF Sweep Event" shall mean, with respect to any Purchased Asset as of any date, a determination by the Buyer Agent that the ratio of (i) the Repurchase Price of such Purchased Asset as of such date to (ii) the Market Value of such Purchased Asset as of such date, is equal to, or greater than, 1.05:1.00 but less than 1.10:1.00.

         "Change of Control" shall mean the occurrence and continuation of any event pursuant to which BlackRock Financial Management, Inc. shall cease to act as the external manager of the Sponsor with exclusive responsibility for the Sponsor's investment decision-making.


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         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" has the meaning given to that term in Section 6.2 of this Annex I.

         "Collection Period" shall mean, with respect to each Remittance Date, the period beginning on but excluding the Cut-off Date relating to the immediately preceding Remittance Date and continuing to and including the Cut-off Date relating to such Remittance Date.

         "Concentration Limits" shall mean any limitations on borrower/borrower principal, asset classes, property types, tenants, geography and other categories related to the Eligible Loans and Eligible Securities which may be established by the Buyer Agent, from time to time, in its reasonable business judgment; provided, that such "Concentration Limits" shall not be applied in respect of assets previously included as Eligible Loans and Eligible Securities.

         "Confirmation" shall have the meaning specified in Section 3.2 of this Annex I.

         "Contingent Purchase Price" shall have the meaning specified in Section
3.13 of this Annex I.

         "Custodial Agreement" shall mean the Custodial Agreement, dated as of July 20, 2007, by and among the Custodian, Seller and the Buyer Agent.

         "Custodial Delivery" shall mean the form executed by Seller in order to deliver the Purchased Loan Schedule and the Purchased Loan File to the Buyer Agent or its designee (including the Custodian) pursuant to Section 7, a form of which is attached hereto as Exhibit IV.

         "Custodian" shall mean Wells Fargo Bank, N.A. or any successor Custodian comparably rated and qualified and appointed by the Buyer Agent with the prior written consent of Seller (which consent shall not be unreasonably withheld or delayed).

         "Cut-off Date" shall mean the second Business Day preceding each Remittance Date.

         "Default" shall mean any event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

         "Diligence Materials" shall mean the Preliminary Due Diligence Package, together with the Supplemental Due Diligence List.

         "Dollars" or "$" shall mean lawful money of the United States of America.

         "Draft Appraisal" shall mean a draft appraisal which is acceptable to the Buyer Agent and contains a substantially complete opinion of value by an MAI appraiser.

         "Early Termination Date" shall have the meaning specified in Section
3.4 of this Annex I.


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         "Eligibility Criteria" shall mean:

                  (i) in the case of all Eligible Loans, satisfaction of applicable requirements issued by the Rating Agencies for inclusion in offerings of collateralized debt obligations (including, but not limited to, applicable intercreditor or participation agreements);

                  (ii) in the case of Eligible Securities or Eligible Loans other than Eligible Bridge Loans or Eligible Development Loans, the Purchase Price paid by the applicable Buyer for any such individual Purchased Asset shall not exceed $50,000,000 unless otherwise agreed to by the Buyer Agent in its sole discretion;

                  (iii) in the case of Eligible Bridge Loans and Eligible Development Loans, (A) the Purchase Price paid by the applicable Buyer for any individual Purchased Asset that are Eligible Bridge Loans or Eligible Development Loans shall not exceed $30,000,000; and (B) the aggregate Purchase Price with respect to Purchased Assets that are Eligible Bridge Loans or Eligible Development Loans shall not exceed 50% of the Facility Amount (provided that (x) the total Purchase Price with respect to Purchased Assets that are Eligible Bridge Loans shall not exceed $75,000,000 and (y) the total Purchase Price with respect to Purchased Assets that are Eligible Development Loans shall not exceed $75,000,000) in each case unless otherwise agreed to by the Buyer Agent in its good faith business judgment;

                  (iv) the Seller has valid title to such Eligible Loan or Eligible Security and such Eligible Loan or Eligible Security is not subject to any adverse claim or lien, other than Liens permitted pursuant to this Agreement;

                  (v) the Eligible Loans are secured directly or indirectly by, or the payments are derived from, properties, including, but not limited to, multifamily, retail, office, warehouse, or hospitality properties located in the United States of America (or any other property type acceptable to the Buyer Agent in its sole discretion) but excluding in all cases condo conversion projects and operating businesses, including, without limitation, restaurants, convenience stores and gas stations;

                  (vi) there is no breach of any Concentration Limit; and

                  (vii) the Buyer Agent has not deemed such Eligible Loan or Eligible Security to be otherwise ineligible in its sole discretion.

         "Eligible B Notes" shall mean B Notes as to which the LTV determined by the Buyer Agent for the Mortgaged Property from which payments on such B Note are derived or securing indirectly such B Note (including for purposes of this calculation, such B Note and any loan senior to such B Note and secured directly or indirectly by the related Mortgaged Property and excluding any more junior loan or participation) does not exceed 90%.


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         "Eligible Bridge Loan" shall mean a performing First Mortgage Loan, B
Note, or Mezzanine Loan that is otherwise an Eligible Loan except that the underlying Mortgaged Property is not stabilized or is otherwise considered to be in a transitional state, as determined by the Buyer Agent in its good faith business judgment; provided that (x) the aggregate amount of committed debt and equity financing for each Bridge Loan is sufficient to finance 100% of the completion of the improvements to the related underlying Mortgaged Property or
(y) adequate net operating income, interest reserves or guaranties to ensure payment of all indebtedness (when due and payable) related to the underlying Mortgaged Property, in each case as determined by the Buyer Agent in its good faith business judgment.

         "Eligible Development Loan" shall mean a performing First Mortgage Loan, B Note, or Mezzanine Loan that provides for periodic advances for construction improvements on the underlying Mortgage Property and, in respect of which, the underlying Mortgaged Property has received all necessary entitlements and approvals from the applicable Governmental Authority to develop the underlying Mortgage Property (as determined by the Buyer Agent in its good faith business judgment) and construct improvements thereon in a manner consistent with the applicable Seller's representations to the applicable Buyer and the Buyer Agent regarding such construction.

         "Eligible First Mortgage Loan" shall mean a First Mortgage Loan as to which the LTV determined by the Buyer Agent for the Mortgaged Property securing such First Mortgage Loan (including for purposes of this calculation, such First Mortgage Loan and any loan secured by a first lien on the related Mortgaged Property and excluding any more junior loan) does not exceed 90%.

         "Eligible Investment-Grade CMBS Securities" shall mean performing commercial mortgage-backed securities that (A) have a rating of "BBB-" (or its equivalent) or higher from any Rating Agency and (B) are denominated in Dollars.

         "Eligible Loans" shall mean any of the following types of performing loans, which performing loans conform in all material respects to the applicable representations and warranties set forth in Exhibit VI attached hereto (except as otherwise agreed by the Buyer Agent):

                  (i)      Eligible Mezzanine Loans;

                  (ii)     Eligible First Mortgage Loans;

                  (iii)    Eligible Bridge Loans;

                  (iv)     Eligible B Notes;

                  (v)      Eligible Development Loans; and

                  (vi)     Eligible Other Investment;

         provided, that the Eligible Loans shall at all times be subject to the applicable Eligibility Criteria.


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         "Eligible Mezzanine Loan" shall mean a Mezzanine Loan as to which the
LTV determined by the Buyer Agent for the Mortgaged Property from which payments on such Mezzanine Loan are derived (including for purposes of this calculation, such Mezzanine Loan and any loan senior to such Mezzanine Loan and secured directly or indirectly by the related Mortgaged Property and excluding any more junior loan or participation) does not exceed 90%.

         "Eligible Non-Investment Grade CMBS Securities" shall mean performing commercial mortgage-backed securities that either (i) have a rating of "BB+" (or its equivalent) or below from any Rating Agency or (ii) are unrated securities, which securities are acceptable to the Buyer Agent in the exercise of its sole discretion exercised in good faith.

         "Eligible Other Investment" shall mean any performing real estate structured finance product (including, without limitation, REIT debt securities), which (i) does not otherwise conform to the definition of Eligible Investment Grade CMBS Securities, Eligible Non-Investment Grade CMBS Securities, Eligible B Notes, Eligible Mezzanine Loans, Eligible Development Loans, Eligible Bridge Loans or Eligible First Mortgage Loans; and (ii) satisfies such other criteria as may be established by the Buyer Agent in its sole discretion.

         "Eligible Securities" shall mean Eligible Investment Grade CMBS Securities, Eligible Non-Investment Grade CMBS Securities or Eligible Other Investment; provided, that all Eligible Securities shall at all times be subject to the applicable Eligibility Criteria.

         "Environmental Report" shall have the meaning specified in paragraph 12 of Exhibit VI.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

         "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which Seller is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(l1) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code, of which Seller is a member.

         "Event of Default" shall have the meaning specified in Section 14 of this Annex I.

         "Facility Amount" shall mean $200,000,000.

         "Filings" shall have the meaning specified in Section 6.3 of this Annex I.

         "First Mortgage Loans" shall mean performing loans secured by first liens in multifamily or commercial properties.


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         "GAAP" shall mean United States generally accepted accounting principles consistently applied as in effect from time to time.

         "Governmental Authority" shall mean any national or federal government, any state, regional, local or other political subdivision thereof with jurisdiction and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guaranty" shall mean the Guaranty, dated as of the date hereof, from the Sponsor to the Buyer Agent, for the benefit of the Buyer, of full and timely payment of all amounts due under this Agreement to the Buyer Parties.

         "Hedging Agreements" shall mean, with respect to any or all of the Purchased Assets, any futures options contract or any interest rate swap, cap or collar agreement or similar derivative instruments providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Seller.

         "Indemnified Amounts" and "Indemnified Parties" shall have the meaning specified in Section 20 of this Annex I.

         "Insured Closing Letter and Escrow Instructions" shall mean a letter addressed to Seller and the Buyer Agent from the Settlement Agent for each Table Funded Purchased Loan and related escrow instructions, which letter and instructions shall be in form and substance acceptable to the Buyer Agent and Seller.

         "LIBO Rate" shall mean, with respect to any Pricing Rate Period pertaining to a LIBOR Transaction, a rate per annum determined for such Pricing Rate Period in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                                      LIBOR
                      ------------------------------------
                            1 - Reserve Requirement

         "LIBOR" shall mean the rate per annum calculated as set forth below:


                  (i) on each Reset Date, LIBOR for the next Pricing Rate Period, unless otherwise requested in accordance with paragraph (ii) below, will be with respect to each day during such Pricing Rate Period the rate per annum for deposits in Dollars for a one-month period which appears on Reuters LIBOR01 Page (or any successor page) as of 11:00 a.m., London time, on such date;

                  (ii) upon written request to the Buyer Agent not less than two
         (2) Business Days prior to a Reset Date, Seller may request that the Buyer Agent determine LIBOR based upon the rate for deposits in Dollars for a one-month, two-month, or three-month period which appears on Reuters LIBOR01 Page (or any successor page) as of 11:00 a.m., London time, on such date; provided, however, that not more than five (5) LIBOR Transactions shall be subject to LIBOR rates for a two-month or three-month period at any time and that the


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


         aggregate Purchase Price of all Purchased Assets subject to each such LIBOR Transaction is not less than $5,000,000; or

                  (iii) on any Reset Date on which no such rate appears on Reuters LIBOR01 Page (or any successor page) as described above, LIBOR for the next Pricing Rate Period will be determined on the basis of the rate per annum at which deposits in Dollars are offered by the Buyer Agent's London Branch at approximately 11:00 a.m., London time, on such date to prime banks in the London interbank market for a one-month, two-month or three-month period, as applicable.

         All percentages resulting from any calculations or determinations referred to in this definition will be rounded upwards, if necessary, to the nearest multiple of 1/100th of 1% and all Dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent or more being rounded upward).

         "LIBOR Transaction" shall mean, with respect to any Pricing Rate Period, any Transaction with respect to which the Pricing Rate for such Pricing Rate Period is determined with reference to the LIBO Rate.

         "Loan Type Grouping" shall mean, with respect to the Eligible Loans, any of the types of Eligible Loans listed in Schedule I-A attached to this Annex I.

         "LTV" shall mean the ratio of total loan to appraised value (based upon an Acceptable Appraisal, if available, or, if unavailable, a Draft Appraisal) for the Mortgaged Property securing directly or indirectly an Eligible Loan or from which the payments on such Eligible Loan are derived.

         "Margin Notice Deadline" shall mean 11:00 a.m. (New York City time).

         "Market Value" shall mean, with respect to any Purchased Assets as of the related Purchase Date, the market value for such Purchased Assets on such date, denominated in Dollars, as determined by the Buyer Agent in the exercise of its good faith business judgment and, with respect to any Purchased Assets as of any relevant date after the related Purchase Date, the market value for such Purchased Assets on such date, as determined by the Buyer Agent in its sole discretion using methodology and parameters determined in its sole discretion (including, in each case, the positive or negative value of any Hedging Agreements pledged with such Purchased Assets, determined by the Buyer Agent on the basis of the economic terms thereof as set forth in the related hedge documentation provided by Seller). The Market Value of all Purchased Assets shall be determined by the Buyer Agent on each Business Day during the term of the Agreement. Without limiting the foregoing, the Market Value may be determined to be zero for any Purchased Asset that is, after its Purchase Date, determined not to be an Eligible Loan or Eligible Security (except with respect to representations and warranties the noncompliance with which was disclosed to the Buyer Agent as of the related Purchase Date).

         "Material Adverse Change" shall mean a material adverse change, as determined by the Buyer Agent in its sole discretion exercised in good faith, on any of the property,


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business, operations or financial condition of Sponsor and its consolidated
Subsidiaries, taken as a whole.

         "Mezzanine Loans" shall mean performing mezzanine loans secured by pledges of all or partial equity ownership interests in entities that directly or indirectly own multifamily or commercial properties (or participation interests in such performing mezzanine loans).

         "Mezzanine Note" shall mean a note or other evidence of indebtedness of the owner or owners of all equity or ownership interests in an underlying real property owner secured by a pledge of such ownership interests.

         "Moody's" shall mean Moody's Investors Service, Inc.

         "Mortgage" shall mean a mortgage, deed of trust, deed to secure debt or other instrument, creating a valid and enforceable lien on or an ownership interest in an estate in fee simple or leasehold estate in real property and the improvements thereon, securing a mortgage note or similar evidence of indebtedness.

         "Mortgage Note" shall mean a note or other evidence of indebtedness of a Mortgagor secured by a Mortgage.

         "Mortgaged Property" shall mean the real property securing repayment of the debt evidenced by a Mortgage Note.

         "Mortgagor" shall mean the obligor on a Mortgage Note and the grantor of the related Mortgage.

         "Multiemployer Plan" shall mean a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been, or were required to have been, made by Seller or any ERISA Affiliate and which is covered by Title IV of ERISA.

         "New Asset" shall mean an Eligible Loan or Eligible Security that Seller proposes to be included as a Purchased Asset.

         "Original Purchase Percentage" shall mean, with respect to any Transaction as of any day, the "Original Purchase Percentage" specified for the applicable Rating Category or Loan Type Grouping in Schedule I-A attached to this Annex I (or otherwise determined in accordance with the definition of "Purchase Price").

         "Originated Loan" shall mean any Eligible Loan whose Purchased Loan Documents were prepared by Seller, Sponsor or an Affiliate controlled by the Sponsor.

         "Permitted Purchased Loan Modification" shall mean any modification of a Purchased Loan, other than a modification which (1) amends or modifies the interest rate, principal amount, maturity date or any other financial or economic term (including, but not limited to, the amortization schedule) of a Purchased Loan, (2) extends any payment date for the payment of such principal or interest, (3) amends, modifies or waives any cash management or reserve account requirements of a Purchased Loan, (4) releases or subordinates any portion of the collateral securing such Purchased Loan, (5) waives any foreclosure rights with respect to any portion of the collateral securing such Purchased Loan, (6) releases or modifies any guarantee or (7) modifies the terms of any provisions applicable to casualty or condemnation proceeds.

         "Person" shall mean an individual, corporation, limited liability company, business trust, partnership, joint tenant or tenant-in-common, trust, unincorporated organization, or other entity, or a federal, state or local government or any agency or political subdivision thereof.

         "Plan" shall mean an employee benefit or other plan established or maintained by Seller or any ERISA Affiliate during the five-year period ended prior to the date of this Agreement or to which Seller or any ERISA Affiliate makes, is obligated to make or has, within the five-year period ended prior to the date of this Agreement, been required to make contributions and which is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, other than a Multiemployer Plan.

         "Portfolio Deficit Cure Amount" shall mean, with respect to all Purchased Assets as of any date, the amount (expressed in Dollars) obtained by dividing (i) the aggregate Repurchase Price of all Purchased Assets as of such date by (ii) a number, expressed as a percentage, obtained by (A) taking the weighted average Original Purchase Percentage of such Purchased Assets (expressed as a decimal and weighted on the basis of the respective Repurchase Prices of such Purchased Assets) and (B) multiplying the result by 100.

         "Pre-Existing Loan" shall mean any Eligible Loan and is not an Originated Loan.

         "Preliminary Due Diligence Package" shall mean with respect to any New Assets, a summary memorandum outlining the proposed transaction, including potential transaction benefits and all material underwriting risks, all Underwriting Issues and all other characteristics of the proposed transaction that a reasonable buyer would consider material, together with the following due diligence information relating to the New Assets to be provided by Seller to the Buyer Agent pursuant to this Agreement:


         With respect to each Eligible Loan:

                  (i) an Acceptable Appraisal, if available, or, if unavailable, a Draft Appraisal;

                  (ii) the Purchased Loan Information;

                  (iii) current rent roll, if applicable;

                  (iv) financial statements of the related property-owning entity, certified by such entity, for the past two (2) years, to the extent available to Seller, and separate financial or other reporting statements with respect to each property owned by such entity and relating to such Eligible Loan, to the extent prepared by such entity and available to Seller;

                  (v) trailing 12-month unaudited income statement of the related property-owning entity, to the extent available to Seller, and income statements with respect to each property owned by such entity and relating to such Eligible Loan, to the extent prepared by such entity and available to Seller;

                  (vi) cash flow pro-forma, plus historical information, if available;

                  (vii) current operating budget of the related property-owning entity, if available, and a separate operating budget with respect to each property owned by such entity and relating to such Eligible Loan, if available;

                  (viii) description of the Mortgaged Property and the ownership structure of the borrower and the sponsor (including, without limitation, the board of directors, if applicable) and financial statements of the borrower and the sponsor;

                  (ix) indicative debt service coverage ratios; (x) indicative loan-to-value ratio; (xi) term sheet outlining the transaction generally; (xii) Seller's relationship with the Mortgagor, if any;

                  (xiii) with respect to any New Assets that are Pre-Existing Loans, a list that specifically and expressly identifies any Purchased Loan Documents that relate to such New Assets but are not in Seller's possession;

                  (xiv) any exceptions to the representations and warranties set forth in Exhibit VI to the Agreement; (xv) confirmation that such Eligible Loan has been approved by Seller's credit committee, to the extent applicable;

                  (xvi) if such Purchased Loan is serviced by a sub-servicer engaged by Seller, the identity of such sub-servicer; and

                  (xvii) such other information as may be reasonably requested in writing by the Buyer Agent in respect of a particular Eligible Loan;

provided, that the Buyer Agent and Seller agree to negotiate in good faith to produce a listing of key terms that the Buyer Agent and Seller consider standard for intercreditor agreements and participation agreements relating to commercial loans of the type of the Eligible Loans (such terms, the "Standard Terms") and upon such agreement, Seller shall include with the Preliminary Due Diligence Package for each future New Asset that is an Eligible Loan a summary of any material deviations from the Standard Terms, to the extent applicable to such New Asset; provided, further, that the Buyer Agent acknowledges and agrees that each such summary shall be used solely for the Buyer Agent's ease of reference in its own independent review of the underlying loan documentation and that Seller makes no representation or warranty whatsoever as to the accuracy or completeness of any such summary (and, for the avoidance of doubt, in no event shall such summary be considered to be Specified Data).

         With respect to each Eligible Security:

                  (i) collateral summary books which include, to the extent provided to Seller, the following:

                           (A) loan detail and asset description,

                           (B) map, photo,

                           (C) rent roll,

                           (D) operating information, and

                           (E) appraisal, environmental, engineering summary;

                  (ii) Seller's underwriting materials and analysis, which includes the executive summary, all loss scenarios and the asset summaries for the twenty (20) largest loans used in Seller's roll-up meetings;

                  (iii) loan data disk;

                  (iv) materials furnished to the Rating Agencies in connection with the issuance of the Eligible Securities, to the extent provided to Seller;

                  (v) Securitization Documents;

                  (vi) the remittance report for the most recent period in Seller's possession; (vii) quarterly remittance reports in Seller's possession; (viii) accounting reports delivered with respect to the Eligible Security in Seller's possession; (ix) legal opinions delivered with respect to the Eligible Security in Seller's possession;

                  (x) a copy of the executed trade ticket (including evidence of the Dollar price paid and purchase spread over Treasuries or other relevant benchmark for such Eligible Security) and any adjustments to the purchase price not reflected in such trade ticket; and

                  (xi) such other information as may be reasonably requested in writing by the Buyer Agent in respect of a particular Eligible Security.

         "Price Differential" shall mean, with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Repurchase Price for such Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to the Buyer Agent, for the account of the applicable Buyer with respect to such Transaction).

         "Pricing Rate" shall mean, for any Pricing Rate Period, with respect to a Transaction involving Purchased Securities in any Rating Category and/or Purchased Loans in any Loan Type Grouping on Schedule I-A of this Annex I, an annual rate equal to the LIBO Rate for the Pricing Rate Period plus the relevant Applicable Spread for such Transaction, subject to adjustment and/or conversion as provided in Sections 3.7 and 3.8.

         "Pricing Rate Period" shall mean, (a) in the case of the first Pricing Rate Period with respect to any Transaction, the period commencing on and including the Purchase Date for such Transaction and ending on and excluding the following Reset Date, and (b) in the case of any subsequent Pricing Rate Period, the period commencing on and including such Reset Date and ending on and excluding the following Reset Date; provided, however, that in no event shall any Pricing Rate Period end subsequent to the Termination Date.

         "Principal Payment" shall mean, with respect to any Purchased Assets, any payment or prepayment of principal received by the Account Bank in respect thereof.

         "Purchase Date" shall mean the date on which Purchased Assets are to be sold by Seller to a Buyer hereunder.

         "Purchase Price" shall mean, with respect to any Purchased Assets, (i) initially the price at which such Purchased Assets are transferred by Seller to the applicable Buyer on the applicable Purchase Date and (ii) thereafter, such price increased by the amount of any cash transferred by the applicable Buyer to Seller pursuant to Section 4.1 hereof. The Purchase Price as of any Purchase Date for any Purchased Securities in a particular Rating Category or any Purchased Loans in a particular Loan Type Grouping shall be an amount (expressed in Dollars) equal to the product obtained by multiplying (i) the Market Value of such Purchased Assets by (ii) the "Original Purchase Percentage" for such Rating Category or such Loan Type Grouping, as set forth in Schedule I-A attached to this Annex I; provided, that (x) in the case of a Purchased Loan secured, directly or indirectly, by fewer than three (3) related multifamily or commercial properties, the Purchase Price thereof shall not exceed 20% of the Facility Amount and (y) in the case of a Purchased Loan secured, directly or indirectly, by three (3) or more related multifamily or commercial properties, the Purchase Price thereof shall not exceed the sum of the Allocable Purchase Prices for the related multifamily or commercial properties, unless in either case, the applicable Buyer shall have agreed in its sole discretion to pay a higher Purchase Price; provided, further, that in the event that the Purchase Price which would otherwise apply to any Purchased Asset is reduced on account of the immediately preceding proviso, the "Original Purchase Percentage" for such Purchased Asset shall be the Purchase Price for such Purchased Asset expressed as a percentage of its Market Value as of the related Purchase Date. The applicable Buyer and Seller may agree that the Purchase Price set forth in a Confirmation shall be an amount greater than the amount otherwise determined pursuant to this definition and, in such event, such greater amount (expressed as a percentage of the Market Value of the related Purchased Asset as of the related Purchase Date) shall be deemed to be the "Original Purchase Percentage" for purposes of the Agreement. Subject to Seller's rights under Section 3.13 of this Annex I, Seller may request that the Purchase Price set forth in a Confirmation be an amount less than the amount otherwise determined pursuant to this definition and, in such event, such lesser amount (expressed as a percentage of the Market Value of the related Purchased Asset as of the related Purchase Date) shall be deemed to be the "Original Purchase Percentage" for purposes of the calculation of the Target Price but not for any other purpose under the Agreement.

         "Purchased Assets" shall mean, collectively, the Purchased Securities and the Purchased Loans.

         "Purchased Loan Documents" shall mean, with respect to a Purchased Loan, the documents comprising the Purchased Loan File for such Purchased Loan.

         "Purchased Loan File" shall mean the documents specified as the "Purchased Loan File" in Section 7.5 together with any additional documents and information required to be delivered to the Buyer Agent or its designee (including the Custodian) pursuant to this Agreement.

         "Purchased Loan Information" shall mean, with respect to each Purchased Loan, the information set forth in Exhibit VII attached hereto.

         "Purchased Loan Schedule" shall mean a schedule of Purchased Loans attached to each Trust Receipt and Custodial Delivery containing information substantially similar to the Purchased Loan Information.

         "Purchased Loans" shall mean (i) with respect to any Transaction, the Eligible Loans sold by Seller to the applicable Buyer in such Transaction until such Eligible Loans are repurchased pursuant to this Agreement and (ii) with respect to the Transactions in general, all Eligible Loans sold by Seller to the Buyers until such Eligible Loans are repurchased pursuant to this Agreement.

         "Purchased Securities" shall mean, (i) with respect to any Transaction, the Eligible Securities sold by Seller to the applicable Buyer in such Transaction until such Eligible Securities are repurchased pursuant to this Agreement, and (ii) with respect to the Transactions in general, all Eligible Securities sold by Seller to the Buyers until such Eligible Securities are repurchased pursuant to this Agreement. Whenever Purchased Securities are rated by more than one Rating Agency and a split rating applies to such Purchased Securities (i.e., one Rating Agency rates such Purchased Securities at a lower rating level than the other of such Rating Agencies), then for all purposes of this Agreement where a rating is to be selected (including, without limitation, in the determination of any percentages pursuant to Schedule I-A of this Annex
I), the lower of the ratings shall apply.

         "Rating Agency" shall mean any of Fitch Inc., Moody's and Standard & Poor's.

         "Rating Category" shall mean any of the rating categories listed in
Schedule I-A attached to this Annex I.

         "REIT" shall mean a Person qualifying for treatment as a "real estate investment trust" under the Code.

         "Relevant System" shall mean (i) The Account Bank Trust Company in New York, New York, or (ii) such other clearing organization or book-entry system as is designated in writing by the Buyer Agent.

         "Remittance Date" shall mean the fifteenth (15th) calendar day of each month, or the next succeeding Business Day, if such calendar day shall not be a Business Day.

         "Repurchase Date" shall mean, when used in the Agreement, the "Termination Date" as defined in this Annex I.

         "Repurchase Price" shall mean, with respect to any Purchased Assets as of any date, the price at which such Purchased Assets are to be transferred from the applicable Buyer to Seller upon termination of the related Transaction in whole or in part; such price will be determined in each case as the sum of the Purchase Price of such Purchased Assets (including, for the avoidance of doubt, any Contingent Purchase Price actually paid by the applicable Buyer in respect of such Purchased Assets pursuant to Section 3.13 of this Annex I) and the Price Differential with respect to such Purchased Assets as of the date of such determination, minus all Income and cash actually received by the applicable Buyer or the Buyer Agent (for the account of the applicable Buyer), as applicable, in respect of such Transaction pursuant to Sections 4.1, 5.2, 5.3,
5.4 and 5.5 of this Annex I.

         "Requirement of Law" shall mean any law, treaty, rule, regulation, code, directive, policy, order or requirement or determination of an arbitrator or a court or other Governmental Authority whether now or hereafter enacted or in effect.

         "Reserve Requirement" shall mean, with respect to any Pricing Rate Period, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect during such Pricing Rate Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board of Governors) maintained by Buyers.

         "Reset Date" shall mean the fifteenth (15th) calendar day of each month, or the next succeeding Business Day, if such calendar day shall not be a Business Day.

         "Reuters LIBOR01 Page" shall mean the display page currently so designated on the Reuters Money 3000 xtra service, or any successor service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Securitization Documents" shall mean, with respect to any Eligible Securities, any pooling and servicing agreements, special servicing agreements or other agreements governing the issuance and administration of such Eligible Securities and any offering document used in the distribution and sale of such Eligible Securities (including, without limitation, the preliminary and final private placement memorandum, prospectus and/or offering memorandum).

         "Servicer" shall mean any sub-servicer engaged by Seller in respect of the Purchased Loans, which sub-servicer shall, except in the case of Sponsor and Midland Loan Services, Inc., have been approved by the Buyer Agent in its sole discretion.

         "Servicing Agreement" has the meaning specified in Section 22.2 of this Annex I.

         "Servicing Records" has the meaning specified in Section 22.2 of this Annex I.

         "Settlement Agent" shall mean, with respect to any Transaction involving Table Funded Purchased Loans, an entity satisfactory to the Buyer Agent in its reasonable discretion (which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Table Funded Purchased Loan is being originated), to which the Purchase Price is to be wired by the applicable Buyer at the request of Seller.

         "Single-Purpose Entity" shall mean a Person, other than an individual, which is formed or organized solely for the purpose of holding, directly and subject to this Agreement, the Purchased Assets, does not engage in any business unrelated to the Purchased Assets and the financing thereof, does not have any assets other than cash and the Purchased Assets (or assets which are proposed to become Purchased Assets), or any indebtedness other than as permitted by the Agreement, has its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person, and holds itself out as being a Person and separate and apart from any other Person. If the foregoing entity is a limited partnership or limited liability company, (i) its partnership agreement or limited liability company agreement (as applicable) shall provide that the partnership or limited liability company shall dissolve upon the withdrawal or dissolution of the last remaining general partner or managing member, but the partnership or limited liability company will not be dissolved if the remaining partners or members, within ninety (90) days, by majority vote elect to continue the partnership or limited liability company and appoint a new general partner or new managing member, and (ii) the partnership agreement or limited liability company agreement (as applicable) must provide that the dissolution and winding up or bankruptcy or insolvency filing of such partnership or limited liability company shall require the unanimous consent of all members (including the board of directors of such members).

         "Specified Data" shall mean each certificate, document or financial or similar statement furnished to the Buyer Agent by or on behalf of Seller or Sponsor that provides information (other than summary information based upon documents available to the Buyer Agent) relating to Seller, Sponsor or the Purchased Assets (i) as required by the terms of the Agreement or the Guaranty (e.g., financial statements of Sponsor or Seller and compliance certificates of Sponsor with respect to the financial covenants contained in Section 5 of the

Guaranty) or (ii) in response to a specific request from the Buyer for such information as contemplated by the Agreement or the Guaranty, as the case may be.

         "Specified Event of Default" shall mean (i) any Event of Default set forth in Section 14.1.1 which occurred as a result of a failure to pay Price Differential and/or Repurchase Price or (ii) any Event of Default set forth in
Section 14.1.3 or 14.1.12.

         "Sponsor" shall mean Anthracite Capital, Inc., a Maryland corporation.

         "Supplemental Due Diligence List" shall mean, with respect to any New Assets, information or deliveries concerning the New Assets that the Buyer Agent shall reasonably request in addition to the Preliminary Due Diligence Package.

         "Survey" shall mean a certified ALTA/ACSM (or applicable state standards for the state in which the Mortgaged Property is located) survey of a Mortgaged Property prepared by a registered independent surveyor and in form and content satisfactory to the Buyer Agent and the company issuing the Title Policy for such Mortgaged Property.

         "Table Funded Purchased Loan" shall mean a Purchased Loan which is sold to a Buyer simultaneously with the origination or acquisition thereof, which origination or acquisition is financed with the Purchase Price, pursuant to Seller's request, paid directly to the Settlement Agent for disbursement in connection with such origination or acquisition. A Purchased Loan shall cease to be a Table Funded Purchased Loan after the Custodian has delivered a Trust Receipt to the Buyer Agent certifying its receipt of the Purchased Loan File therefor.

         "Target Price" shall mean, with respect to any Purchased Assets as of any date, the amount (expressed in Dollars) obtained by multiplying (i) the Market Value of such Purchased Assets as of such date by (ii) the "Original Purchase Percentage" for the Rating Category applicable to such Purchased Securities or the Loan Type Grouping applicable to such Purchased Loans.

         "Termination Date" shall mean September 18, 2009.

         "Title Policy" shall have the meaning specified in paragraph 8 of the first paragraph of Exhibit VI.

         "Transaction Conditions Precedent" shall have the meaning specified in
Section 3.2 of this Annex I.

         "Transaction Documents" shall mean, collectively, the Agreement, this Annex I, any other applicable Annexes to the Agreement, the Guaranty, the Custodial Agreement and all Confirmations executed pursuant to the Agreement and this Annex I in connection with specific Transactions.

         "Trust Receipt" shall mean a trust receipt issued by Custodian to the Buyer Agent confirming the Custodian's possession of certain Purchased Loan Files which are the property of and held by Custodian for the benefit of the Buyer Agent, for the benefit of the applicable Buyer (or any other holder of such trust receipt).

         "Trustee" shall mean, with respect to any Eligible Securities, the trustee under the Securitization Documents applicable to such Eligible Securities.

         "UCC" shall have the meaning specified in Section 6.3 of this Annex I.

         "Underwriting Guidelines" shall mean any underwriting guidelines (and any amendments thereto) from time to time adopted by Sponsor or Seller.

         "Underwriting Issues" shall mean, with respect to any New Asset, all material information that has come to Seller's attention that, based on the making of reasonable inquiries and the exercise of reasonable care and diligence under the circumstances, would be considered a materially "negative" factor (either separately or in the aggregate with other information) including but not limited to, to the extent of Seller's knowledge, whether any of the Purchased Assets were rejected for inclusion in, or repurchased from, any securitization transaction, warehouse loan facility or a repurchase transaction (due to the breach of a representation and warranty), or a material defect in loan documentation or closing deliveries (such as any absence of any material Purchased Loan Document(s)), to a reasonable institutional mortgage buyer in determining whether to originate or acquire the New Asset in question.

         "Unfunded Margin Amount" shall mean, in respect of any Eligible Loan or Eligible Security on any date of determination, the positive difference, if any, between (i) the Market Value in respect of such Eligible Asset and (ii) the Purchase Price.

         "Unused Facility Amount" shall mean, as of any date of determination, the Facility Amount minus the aggregate outstanding Repurchase Price of all Transactions as of such date of determination.

         "Unused Fee" shall have the meaning specified in Section 3.6 of this Annex I.

         "Unused Fee Rate" shall mean a rate per annum equal to (i) 0.10% during the first 120 calendar days after the initial Purchase Date and (ii) at any time thereafter (A) 0.10% in the event the daily weighted average Unused Facility Amount is less than 100% of the Facility Amount but greater than or equal to 50% of the Facility Amount and (B) 0.15% in the event the daily weighted average Unused Facility Amount is less than 50% of the Facility Amount.

3.       INITIATION; CONFIRMATION; TERMINATION; FEES

         The provisions of Paragraph 3 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 3:

         3.1 Subject to the terms and conditions set forth in the Agreement (including, without limitation, the "Transaction Conditions Precedent" specified in Section 3.2 of this Annex I), each Buyer shall from time to time enter into Transactions with Seller on any Business Day from and including the date of the Agreement, but excluding the Termination Date, and pursuant to any such Transaction, Seller shall be entitled to sell, repurchase and re-sell any assets in accordance with this Agreement. An agreement to enter into a Transaction shall be made in writing at the initiation of Seller as provided below; provided, however, that the aggregate Repurchase Price (excluding the Price Differential with respect to the Purchased Assets as of the date of determination) for all Transactions for all Buyers shall not exceed the Facility Amount; provided, further, that, notwithstanding anything contained herein to the contrary, BANA is not required to enter into any Transaction where the asset(s) to be purchased is, or includes, an Eligible Non-Investment Grade CMBS Security originally issued by Bank of America, N.A. or an Affiliate thereof and, for the avoidance of doubt, BAMCC may enter into such Transactions subject to the terms and conditions hereof. Seller shall give the Buyer Agent written notice of each proposed Transaction and the Buyer Agent shall inform Seller of its determination with respect to any assets proposed to be sold to the applicable Buyer by Seller solely in accordance with Exhibit VIII attached hereto. The Buyer Agent shall have the right to review all Eligible Loans and Eligible Securities proposed to be sold to the applicable Buyer in any Transaction and to conduct its own due diligence investigation of such Eligible Loans and Eligible Securities as the Buyer Agent reasonably determines. The Buyer Agent shall be entitled to make a determination, in the exercise of its good faith business judgment, that it shall not purchase any or all of the assets proposed to be sold to the applicable Buyer by Seller. On the Purchase Date for the Transaction which shall be not less than three (3) Business Days following the approval of an Eligible Loan or an Eligible Security by the Buyer Agent in accordance with Exhibit VIII hereto, the Purchased Assets shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.

         3.2 Upon agreeing to enter into a Transaction hereunder, provided each of the Transaction Conditions Precedent (as hereinafter defined) shall have been satisfied (or waived by the Buyer Agent), the applicable Buyer shall promptly (and in any event within five (5) Business Days) deliver to Seller a written confirmation in the form of Exhibit I attached hereto of each Transaction (a "Confirmation"). Unless otherwise agreed by the parties, the applicable Buyer shall deliver a separate Confirmation with respect to each Purchased Asset which is the subject of a Transaction. Such Confirmation shall describe the Purchased Securities (including CUSIP number, if any) and/or Purchased Loans, shall identify the applicable Buyer and Seller, and shall set forth:

                           3.2.1 the Purchase Date;

                           3.2.2 the Purchase Price for such Purchased Assets;

                           3.2.3 the Termination Date;

                           3.2.4 the Pricing Rate applicable to the Transaction
                  (including the Applicable Spread); and

                           3.2.5 any additional terms or conditions not
                  inconsistent with the Agreement. With respect to any Transaction, the Pricing Rate shall be determined initially on the Purchase Date applicable to such Transaction, and shall be reset on each Reset Date for the related Pricing Rate Period. The Buyer Agent shall determine in accordance with the terms of this Agreement the Pricing Rate on each Reset Date for the related Pricing Rate Period and notify Seller and Custodian of such rate for such period on the Reset Date. For purposes of this Section 3.2, the "Transaction Conditions Precedent" shall be deemed to have been satisfied with respect to any proposed Transaction if:

                  A. no Default or Event of Default under the Agreement shall have occurred and be continuing as of the Purchase Date for such proposed Transaction;

                  B. the representations and warranties made by Seller in each of the Transaction Documents shall be true and correct in all material respects as of the Purchase Date for such Transaction;

                  C. The Buyer Agent shall have (i) determined, in accordance with the applicable provisions of Section 3.1 of this Annex I, that the assets proposed to be sold to the applicable Buyer by Seller in such Transaction are Eligible Securities and/or Eligible Loans, (ii) completed all legal due diligence in respect of such Eligible Securities and/or Eligible Loans and (iii) obtained internal credit approval for the inclusion of such Eligible Securities and/or Eligible Loans as Purchased Assets in a Transaction; and

                  D. the Buyer Agent shall have received the Guaranty executed by the Sponsor.

         3.3 Each Confirmation, together with the Agreement, including this Annex I, shall be conclusive evidence of the terms of the Transaction(s) covered thereby unless objected to in writing by Seller no more than two (2) Business Days after the date such Confirmation is received by Seller. An objection sent by Seller with respect to any Confirmation must state specifically that the writing is an objection, must specify the provision(s) of such Confirmation being objected to by Seller, must set forth such provision(s) in the manner that Seller believes such provisions should be stated, and must be received by the applicable Buyer no more than two (2) Business Days after such Confirmation is received by Seller.

         3.4 No Transaction shall be terminable on demand by a Buyer (other than upon the occurrence and during the continuance of an Event of Default by Seller). Seller shall be entitled to terminate a Transaction in whole or in part on demand and repurchase all or a portion of the Purchased Assets subject to a Transaction on any Business Day prior to the Termination Date (an "Early Termination Date"); provided, however, that: 3.4.1 Seller repurchases on such Early Termination Date, all or the portion of the Purchased Assets subject to such Transaction which Seller has elected to repurchase;

                           3.4.2 Seller notifies the Buyer Agent in writing of
                  its intent to terminate such Transaction and repurchase such Purchased Assets no later than five (5) Business Days prior to such Early Termination Date; and

                           3.4.3 on such Early Termination Date, Seller pays to
                  the Buyer Agent, for the account of the applicable Buyer, an amount equal to the sum of the Repurchase Price for such Transaction (or, in the case of a termination of a Transaction in part an amount acceptable to the Buyer Agent in its sole discretion, but not more than such Repurchase Price), and any other amounts payable under this Agreement (including, without limitation, Section 3.9 of this Annex I) with respect to such Transaction against transfer to Seller or its agent of such Purchased Assets.

         Such notice shall set forth the Early Termination Date and shall identify with particularity the Purchased Assets to be repurchased on such Early Termination Date.

         3.5 On the Termination Date, termination of the applicable Transactions will be effected by transfer to Seller or its agent of the Purchased Assets and any Income in respect thereof received by the Buyer Agent, for the account of the applicable Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Section 5 of this Annex I) against the simultaneous transfer of the Repurchase Price to an account of the Buyer Agent for the benefit of the Buyers as specified by the Buyer Agent.

         3.6 Seller shall pay to the Buyer Agent, for the account of the Buyers, a fee in an amount equal to 1/4 percent (0.25%) of the Facility Amount on or prior to the initial Purchase Date. In addition, Seller shall pay to the Buyer Agent, for the account of the Buyers, an unused fee in Dollars (an "Unused Fee") in an amount equal to the Unused Fee Rate, which Unused Fee shall be payable quarterly in arrears during the term of this Agreement on the first Remittance Date occurring after receipt by Seller of the applicable invoice therefor.

         3.7 If prior to the first day of any Pricing Rate Period with respect to any Transaction, (i) the Buyer Agent shall have determined (which determination shall be conclusive and binding upon Seller) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Pricing Rate Period, or (ii) the LIBO Rate determined or to be determined for such Pricing Rate Period will not adequately and fairly reflect the cost to the Buyer Agent (as determined and certified by the Buyer Agent) of making or maintaining Transactions during such Pricing Rate Period, the Buyer Agent shall give facsimile or telephonic notice thereof to Seller as soon as practicable thereafter. If such notice is given, the Pricing Rate with respect to such Transaction for such Pricing Rate Period, and for any subsequent Pricing Rate Periods until such notice has been withdrawn by the Buyer Agent, shall be a per annum rate (the "Alternative Rate") equal to a rate determined based on an index approximating the behavior of LIBOR as reasonably determined by the Buyer Agent (which may be the Prime Rate).

         3.8 Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for a Buyer to effect Transactions as contemplated by the Transaction Documents, (a) the commitment of such Buyer hereunder to enter into new Transactions and to continue Transactions as such shall forthwith be canceled, and (b) the Transactions then outstanding shall be converted automatically to Alternative Rate Transactions on the last day of the then-current Pricing Rate Period or within such earlier period as may be required by law. If any such conversion of a Transaction occurs on a day which is not the last day of the then-current Pricing Rate Period with respect to such Transaction, Seller shall pay to the Buyer Agent, for the account of the Buyers, such amounts, if any, as may be required pursuant to Section 3.9 of this Annex I.

         3.9 Upon demand by the Buyer Agent, Seller shall indemnify the Buyer Parties and hold the Buyer Parties harmless from any net loss or expense (not to include any lost profit or opportunity) (including, without limitation, reasonable attorneys' fees and disbursements of external counsel) which the Buyer Parties may sustain or incur as a consequence of (i) default by Seller in selling Eligible Securities or Eligible Loans after Seller has notified a Buyer or the Buyer Agent of a proposed Transaction and the applicable Buyer has agreed to purchase such Eligible Securities or Eligible Loans in accordance with the provisions of the Agreement (including also, but not limited to, a default by Seller in selling Eligible Securities and Eligible Loans on the Purchase Date as set forth in an irrevocable notice in accordance with Section 3.1 hereto), (ii) any payment of the Repurchase Price on any day other than a Remittance Date or (iii) default by Seller in terminating any Transaction after Seller has given a notice in accordance with Section 3.4 of a termination of a Transaction (in each case of (i)-(iii) above, including, without limitation, any such loss or expense in the nature of a breakage cost attributable thereto arising from the reemployment of funds obtained by the applicable Buyer and/or the Buyer Agent to maintain Transactions hereunder or from fees payable to terminate the deposits from which such funds were obtained). As a condition to Seller's liability under this paragraph, the Buyer Agent shall promptly deliver to Seller a certificate as to such costs, losses, damages and expenses, setting forth the calculations therefor and including any available supporting documentation, which certificate shall be conclusive and binding on Seller in the absence of manifest error.

         3.10 If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority or compliance by any Buyer Party with any directive from any central bank or other Governmental Authority having jurisdiction over any Buyer Party made subsequent to the date hereof:

                  3.10.1 shall subject any Buyer Party to any tax of any kind whatsoever with respect to the Transaction Documents, any Purchased Asset or any Transaction, or change the basis of taxation of payments to any Buyer Party in respect thereof (except for changes in the rate of tax on any Buyer Party's overall net income);

                  3.10.2 shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of any Buyer Party which is not otherwise included in the determination of the LIBO Rate hereunder; or

                  3.10.3 shall impose on any Buyer Party any other condition;

and the result of any of the foregoing is to increase the cost to any Buyer Party, by an amount which the Buyer Agent deems to be material, of entering into, continuing or maintaining Transactions or to reduce any amount receivable under the Transaction Documents in respect thereof; then, in any such case, Seller shall promptly pay the Buyer Agent, for the account of the Buyers, upon its demand, any additional amounts necessary to compensate the Buyer Parties for such increased cost or reduced amount receivable. If the Buyer Parties becomes entitled to claim any additional amounts pursuant to this Section 3.10, it shall promptly notify Seller of the event by reason of which it has become so entitled. As a condition to Seller's liability under this paragraph, the Buyer Agent shall promptly deliver to Seller a certificate as to the calculation of any additional amounts payable pursuant to this subsection and including any available supporting documentation, which certificate shall be conclusive and binding upon Seller in the absence of manifest error. This covenant shall survive the termination of the Agreement and this Annex I and the repurchase by Seller of any or all of the Purchased Assets.

         3.11 If the Buyer Agent shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by a Buyer Party or any corporation controlling a Buyer Party with any directive regarding capital adequacy from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on any Buyer Party's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Buyer Party or such corporation could have achieved but for such adoption, change or compliance by an amount which is deemed by the Buyer Agent to be material, then from time to time, after submission by the Buyer Agent to Seller of a written request therefore, Seller shall pay to the Buyer Agent, for the account of the Buyers, such additional amount or amounts as will compensate such Buyer Party for such reduction. As a condition to Seller's liability under this paragraph, the Buyer Agent shall promptly deliver to Seller a certificate as to the calculation of any additional amounts payable pursuant to this subsection and including any available supporting documentation, which certificate shall be conclusive and binding upon Seller in the absence of manifest error. This covenant shall survive the termination of the Agreement and this Annex I and the repurchase by Seller of any or all of the Purchased Assets.

         3.12 Without prejudice to any other rights which Seller may have under the Agreement, upon any tender by Seller of payment of the aggregate Repurchase Price for all Purchased Assets and all other amounts due and payable to the Buyer Parties under the Agreement, all of Buyers' right, title and interest in such Purchased Assets shall be deemed transferred to Seller, and the Buyer Parties shall deliver, or cause the delivery of, such Purchased Assets to Seller.

         3.13 If Seller shall have (i) received a Purchase Price for any Purchased Asset less than the Buyer's Maximum Purchase Price for such Purchased Asset, pursuant to the last sentence of the definition of "Purchase Price" or
(ii) terminated a Transaction in part, pursuant to Section 3.4 of this Annex I, in either case, such that, as of any date of determination, the outstanding Repurchase Price for any Purchased Asset is less than the Purchase Price (determined without regard to the last sentence of the definition thereof) that would be payable in respect of such Purchased Asset if such date of determination were the Purchase Date thereof (such difference, the "Contingent Purchase Price"), then Seller may, by written notice to the applicable Buyer or the Buyer Agent on such date of determination, request payment of all or any portion of such Contingent Purchase Price (any such payment, an "Additional Payment"). So long as no Event of Default, CF Sweep Event, Asset Margin Deficit and/or Portfolio Margin Deficit shall have occurred and be continuing, Buyer shall pay such Additional Payment requested by Seller by the close of business on the second Business Day after such notice is given if such notice is given after 11:00 a.m. (New York time) on a Business Day. Any such Additional Payment shall be evident by an amended and restated Confirmation for the affected Purchased Asset.

4.       MARGIN MAINTENANCE

         4.1 Paragraphs 4(a), 4(b), 4(c) and 4(d) of the Agreement are hereby modified in their entirety to read as follows:

                           "(a) If at any time, the Market Value of any of the
                  Purchased Assets shall be less than Buyer's Asset Margin Amount for such Purchased Assets (an "Asset Margin Deficit"), then the Buyer Agent may by notice to Seller require Seller to transfer to the Buyer Agent, for the account of the Buyers, cash so that the sum obtained by adding the Market Value of such Purchased Assets plus such cash shall equal or exceed the Asset Deficit Cure Amount for such Purchased Assets as of the same date. If at any time, after giving effect to any amounts payable pursuant to the immediately preceding sentence, the aggregate Market Value of all of the Purchased Assets shall be less than Buyer's Portfolio Margin Amount (a "Portfolio Margin Deficit"), then the Buyer Agent may by notice to Seller require Seller to transfer to the Buyer Agent, for the account of the Buyers, cash so that the sum obtained by adding the Market Value of all Purchased Assets plus such cash shall equal or exceed the Portfolio Deficit Cure Amount as of the same date. Seller's failure to cure any Asset Margin Deficit or Portfolio Margin Deficit as required by the two preceding sentences shall constitute an Event of Default under the Transaction Documents and shall entitle the Buyer Parties to exercise their remedies under Section 14 of Annex I (including, without limitation, the liquidation remedy provided for in Section 14.2.5 of Annex I).

                           (b) [Reserved].

                           (c) If any notice is given by the Buyer Agent under
                  Paragraph 4(a) of the Agreement on any Business Day, the Seller shall transfer the cash by no later than the close of business in the relevant market on the second Business Day following such notice (or, if such notice given after the Margin Notice Deadline, no later than the close of business in the relevant market on the third Business Day following such notice). Notice required pursuant to Paragraph 4(a) of the Agreement may be given by any means of facsimile transmission and shall be delivered in accordance with the terms of the Agreement. The failure of any Buyer Party on any one or more occasions, to exercise its rights under Paragraph 4(a) of the Agreement shall not change or alter the terms and conditions to which the Agreement is subject or limit the right of such Buyer Party to do so at a later date. Seller agrees that any failure or delay by any Buyer Party to exercise its rights under Paragraph 4(a) of the Agreement shall not limit any Buyer Party's rights under the Agreement or otherwise existing by law or in any way create additional rights for Seller.

                           (d) Any cash transferred to the Buyer Agent, for the
                  account of the Buyers, pursuant to Paragraph 4(a) of the Agreement on account of an Asset Margin Deficit with respect to any Purchased Assets shall be applied to reduce the Repurchase Price for such Purchased Assets under the relevant Transaction. Any cash transferred to the Buyer Agent, for the account of the Buyers, pursuant to

         Paragraph 4(a) of the Agreement on account of a Portfolio Margin Deficit shall be applied to reduce the Repurchase Price for such Purchased Assets as may be designated by the Buyer Agent in its sole discretion.

         4.2 Paragraphs 4.1(e) and 4(f) of the Agreement are hereby deleted in their respective entireties.

5.       INCOME PAYMENTS AND PRINCIPAL PAYMENTS

         The provisions of Paragraph 5 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 5:

         5.1 The Cash Management Account shall be established at the Account Bank concurrently with the execution and delivery of the Agreement and this Annex I by Seller and the Buyer Agent. The Buyer Agent, for the benefit of the Buyers, shall have sole dominion and control over the Cash Management Account. Seller shall cause all Income in respect of the Purchased Assets and any payments in respect of associated Hedging Agreements to be deposited directly into the Cash Management Account. Such Income shall be remitted by the Account Bank in accordance with the applicable provisions of Sections 5.2, 5.3, 5.4, 5.5 and 5.6 of this Annex I.

         5.2 With respect to Purchased Loans, Seller shall deliver to each Mortgagor, issuer of a participation, borrower under a Purchased Loan or other applicable party making payments on a Purchased Loan an irrevocable redirection letter in the form attached as Exhibit IX to this Agreement instructing the Mortgagor, issuer of a participation, borrower or other applicable party to pay all Income under the related Purchased Loan to the Cash Management Account and shall provide to the Buyer Agent proof of such delivery. If a Mortgagor, issuer of a participation, borrower or other applicable party forwards any Income with respect to a Purchased Loan to Seller rather than directly to the Cash Management Account, Seller shall (i) deliver an additional irrevocable direction letter to the applicable Mortgagor, issuer of a participation, borrower or other applicable party and make other commercially reasonable efforts to cause such Mortgagor, issuer of a participation, borrower or other applicable party to forward such amounts directly to the Cash Management Account and (ii) within one Business Day deposit in the Cash Management Account any such amounts.

         5.3 So long as no Event of Default or CF Sweep Event with respect to any Purchased Asset shall have occurred and be continuing, all Income received by the Account Bank in respect of the Purchased Assets and the associated Hedging Agreements (other than Principal Payments) during each Collection Period shall be applied by the Account Bank on the related Remittance Date as follows:

                  5.3.1 first, to remit escrow payments then due, if any, under the terms of the Purchased Assets, to the extent required to be paid by Seller;

                  5.3.2 second, to remit any unpaid servicing fees then due to any Servicers, to the extent required to be paid by Seller;

                  5.3.3 third, to remit to the Buyer Agent, for the account of the Buyers, an amount equal to the Price Differential which has accrued and is outstanding as of such Remittance Date;

                  5.3.4 fourth, to remit payments then due under the Hedging Agreements, if any; and 5.3.5 fifth, to remit to Seller the remainder, if any.

         5.4 So long as no Event of Default or CF Sweep Event with respect to any Purchased Asset shall have occurred and be continuing, any Principal Payment received by the Account Bank in respect of any of the Purchased Assets during each Collection Period shall be applied by the Account Bank on the related Remittance Date in the following order of priority:

                  5.4.1 first, to make a payment to the Buyer Agent, for the account of the Buyers, on account of the Repurchase Price of the Purchased Assets, in respect of which such Principal Payment has been received, until the Repurchase Price for such Purchased Assets has been reduced to the Target Price for such Purchased Assets as of the date of such payment (as determined by the Buyer Agent after giving effect to such Principal Payment); and

                  5.4.2 second, to remit to Seller the remainder of such Principal Payment.

         5.5 If a CF Sweep Event with respect to any Purchased Asset shall have occurred and be continuing, all Income received by the Account Bank in respect of the Purchased Assets and the associated Hedging Agreements shall be applied by the Account Bank on the Business Day next following the Business Day on which such funds are deposited in the Cash Management Account as follows:

                  5.5.1 first, to remit to the Buyer Agent, for the account of the Buyers, an amount equal to the Price Differential which has accrued and is outstanding in respect of all of the Purchased Assets as of such Business Day;

                  5.5.2 second, to make a payment to the Buyer Agent, for the account of the Buyers, on account of the Repurchase Price of the Purchased Assets in respect of which the CF Sweep Event occurred, until the Repurchase Price for such Purchased Assets has been reduced to the Target Price for such Purchased Assets as of the date of such payment (as determined by the Buyer Agent after giving effect to such remittance), each such payment to be allocated in the Buyer Agent's sole discretion among those Purchased Assets with respect to which such CF Sweep Event is continuing; and

                  5.5.3 third, to remit to Seller the remainder.

         5.6 If an Event of Default shall have occurred and be continuing, all Income received by the Account Bank in respect of the Purchased Assets and the associated Hedging Agreements shall be applied by the Account Bank on the Business Day next following the Business Day on which such funds are deposited in the Cash Management Account as follows:

                  5.6.1 first, to remit to the Buyer Agent, for the account of the Buyers, an amount equal to the Price Differential which has accrued and is outstanding in respect of all of the Purchased Assets as of such Business Day;

                  5.6.2 second, to make a payment to the Buyer Agent, for the account of the Buyers, on account of any other amounts (other than Repurchase Price) due and payable to the Buyer Agent, for the account of the Buyers, under the Agreement;

                  5.6.3 third, to make a payment to the Buyer Agent, for the account of the Buyers, on account of the Repurchase Price of all Purchased Assets until the Repurchase Price for all of the Purchased Assets has been reduced to zero, each such payment to be allocated in the Buyer Agent's sole discretion among those Purchased Assets with respect to which the Repurchase Price has not been reduced to zero; and

                  5.6.4 fourth, to remit to Seller the remainder.

6.       SECURITY INTEREST

         The provisions of Paragraph 6 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 6:

         6.1 Each Buyer and Seller intend that all Transactions hereunder be sales to the applicable Buyer of the Purchased Assets and not loans from such Buyer to Seller secured by the Purchased Assets. However, in the event any such Transaction is deemed to be a loan, Seller hereby pledges all of its right, title, and interest in, to and under and grants a first priority lien on, and security interest in, all of the following property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located to the Buyer Agent, for the benefit of the Buyers, to secure the payment and performance of all other amounts or obligations owing to the Buyer Parties pursuant to this Agreement and the related documents described herein:

                           (a) the Purchased Securities purchased pursuant to
                  the Agreement and all "securities accounts" created in connection therewith (as defined in Section 8-501(a) of the UCC) to which any or all of such Purchased Securities are credited;

                           (b) the Purchased Loans purchased pursuant to the
                  Agreement, Servicing Agreements in connection with this Agreement, Servicing Records in connection with the Agreement, insurance relating to such Purchased Loans, and collection and escrow accounts relating to such Purchased Loans;

                           (c) all "general intangibles," "accounts" and
                  "chattel paper" as defined in the UCC relating to or constituting any and all of the foregoing; and

                           (d) all replacements, substitutions or distributions
                  on or proceeds, payments, Income and profits of, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing.

         6.2 In addition, irrespective of whether any Transaction is deemed to be a loan, Seller hereby pledges all of its right, title, and interest in, to and under and grants a first priority lien on, and security interest in, all of the following property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located (collectively, together with any and all collateral granted to the Buyer Agent, for the benefit of the Buyers, pursuant to Section 6.1 above, the "Collateral") to the Buyer Agent, for the benefit of the Buyers, to secure the payment and performance of all other amounts or obligations owing to the Buyer Parties pursuant to this Agreement and the related documents described herein:

                           (a) the Cash Management Account created in connection
                  with the Agreement and all monies from time to time on deposit in such Cash Management Account;

                           (b) the Hedging Agreements, if any;

                           (c) all "general intangibles," "accounts" and
                  "chattel paper" as defined in the UCC relating to or constituting any and all of the foregoing; and

                           (d) all replacements, substitutions or distributions
                  on or proceeds, payments, Income and profits of, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing.

         6.3 The Buyer Agent's security interest in the Collateral shall terminate only upon termination of Seller's obligations under the Agreement and the documents delivered in connection herewith and therewith. For purposes of the grant of the security interest pursuant to this Section 6, the Agreement shall be deemed to constitute a security agreement under the New York Uniform Commercial Code (the "UCC"). The Buyer Agent shall have all of the rights and may exercise all of the remedies of a secured creditor under the UCC and the other laws of the State of New York and Seller shall have all of the rights and may exercise all of the remedies of a debtor under the UCC and the other laws of the State of New York. In furtherance of the foregoing, (a) Seller, at its sole cost and expense, shall cause to be filed in such locations as may be necessary to perfect and maintain perfection and priority of the security interest granted hereby, UCC-1 financing statements and continuation statements (collectively, the "Filings"), and shall forward copies of such Filings to the Buyer Agent upon completion thereof, (b) Seller shall from time to time take such further actions as may be reasonably requested by the Buyer Agent to maintain and continue the perfection and priority of the security interest granted hereby (including marking its records and files to evidence the interests granted to the Buyer Agent hereunder) and (c) Seller hereby authorizes the Buyer Agent, at its option, to file any such Filings, including, without limitation, a UCC-1 financing statement describing the collateral as "all assets" of the Seller.

7.       PAYMENT, TRANSFER AND CUSTODY

         The provisions of Paragraph 7 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 7:

         7.1 On the Purchase Date for each Transaction, ownership of the Purchased Assets shall be transferred to the applicable Buyer or its designee (including the Custodian) against the simultaneous transfer of the Purchase Price to an account of Seller specified in the Confirmation relating to such Transaction.

         7.2 On or prior to the applicable Purchase Date, Seller shall deliver the related Purchased Securities reregistered in the name of the applicable Buyer or other designee of such Buyer in accordance with the Custodial Agreement (or, subject to the approval of Buyer, together with documentation sufficient to permit the reregistration of the Purchased Securities by the applicable Buyer in the name of such Buyer or other designee of such Buyer) and the applicable Buyer or its other designee shall have all rights of conversions, exchange, subscription and any other rights, privileges and options pertaining to such Purchased Securities as the owner thereof, and in connection therewith, the right to deposit and deliver any and all of such Purchased Securities with any committee, depositary transfer, agent, register or other designated agency upon such terms and conditions as such Buyer or the Buyer Agent on behalf of such Buyer may determine. The Purchased Securities shall be held by the applicable Buyer or its designee, as exclusive bailee and agent for such Buyer, either directly or through the facilities of a Relevant System, as "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC and 31 C.F.R.
Section 357.2) and credited to the "securities account" (as defined in Section 8-501(a) of the UCC) of such Buyer. The applicable Buyer, as "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) with respect to such Purchased Securities, shall be entitled to receive all cash dividends and distributions paid in respect thereof. Any such dividends or distributions with respect to such Purchased Securities received by Seller shall be promptly remitted to the Cash Management Account.

         7.3 With respect to the Purchased Securities that shall be delivered or held in uncertificated form and the ownership of which is registered on books maintained by the issuer thereof or its transfer agent, Seller shall cause the registration of such security or other item of investment property in the name of the applicable Buyer or its designee, and at the request of the Buyer Agent, shall take such other and further steps, and shall execute and deliver such documents or instruments necessary in the opinion of the Buyer Agent, to effect a legally valid transfer to the applicable Buyer hereunder. With respect to such Purchased Securities that shall be delivered or held in definitive, certificated form, Seller shall deliver to the Buyer Agent or its designee (which shall be the Custodian initially) the original of the relevant certificate registered in the name of the applicable Buyer or its designee (or, subject to the approval of the Buyer Agent, together with documentation sufficient to permit the reregistration of the Purchased Securities by the Buyer Agent in the name of the applicable Buyer or other designee of the applicable Buyer). Unless otherwise instructed by the Buyer Agent, any delivery of a security or other item of investment property in definitive, certificated form shall be made to the Custodian. With respect to such Purchased Securities that shall be delivered through a Relevant System in book-entry form and credited to or otherwise held in a securities account, Seller shall take such actions necessary to provide instruction to the relevant financial institution or other entity, which instruction shall be sufficient if complied with, to register the transfer of such Purchased Securities from Seller to the applicable Buyer or its designee. In connection with any account to which such Purchased Securities are credited or otherwise held, Seller shall execute and deliver such other and further documents or instruments necessary, in the opinion of the Buyer Agent, to effect a legally valid transfer to the applicable Buyer hereunder. Any account to which such

Purchased Securities are credited or otherwise held shall be designated in accordance with the Custodial Agreement or such variation thereon as the Buyer Agent may direct. Any delivery of such Purchased Security in accordance with this paragraph, or any other method acceptable to the Buyer Agent, shall be sufficient to cause the applicable Buyer to be the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) with respect to such Purchased Securities and, if the Transaction is recharacterized as a secured financing, to have a perfected first-priority security interest therein. No Purchased Securities, whether certificated or uncertificated, shall remain in the name, or possession, of Seller or any of its agents or in any securities account in the name of Seller or any of its agents.

         7.4 As a condition to each Buyer's purchase of any Purchased
Securities,

                  7.4.1 Seller shall deliver to the Buyer Agent on or prior to the Purchase Date with respect to such Purchased Securities:

                                    A. copies of the executed Securitization
                           Documents governing such Purchased Securities, and the offering documents related to such Purchased Securities, each certified by Seller as a true, correct and complete copy of the original document delivered to Seller, and any ancillary documents required to be delivered to holders of the Purchased Securities under such Securitization Documents;

                                    B. one or more officer's certificates with
                           respect to the completeness of the documents delivered as may be reasonably requested by the Buyer Agent;

                                    C. an instruction letter from Seller to the
                           Trustee under such Securitization Documents, instructing the Trustee to remit all sums required to be remitted to the holder of such Purchased Securities under such Securitization Documents to the Account Bank or as otherwise directed in a written notice signed by Seller and the Buyer Agent;

                                    D. copies of all distribution statements, if
                           any, delivered to Seller pursuant to such Securitization Documents during the three-month period immediately preceding such Purchase Date;

                                    E. a copy of the trade ticket or other
                           transaction confirmation pursuant to which Seller acquired such Purchased Securities;

                                    F. a true and correct copy of the executed
                           irrevocable redirection letter in the form attached hereto as Exhibit IX; and

                                    G. any other documents or instruments
                           necessary in the opinion of the Buyer Agent to consummate the sale of such Purchased Securities to the applicable Buyer or, if such Transaction is recharacterized as a secured financing, to create and perfect in favor of the Buyer Agent, for the benefit of the Buyers, a valid perfected first-priority security interest in such Purchased Securities.

                  7.4.2 Seller shall take the requisite steps with respect to delivery and/or registration of such Purchased Securities as described more fully in Section 7.3 of this Annex I.

         7.5 On or before each Purchase Date with respect to each Purchased Loan, Seller shall deliver or cause to be delivered to the Buyer Agent or its designee the Custodial Delivery in the form attached hereto as Exhibit IV. On or before each Purchase Date, with respect to each Table Funded Purchased Loan, Seller shall cause the Settlement Agent to deliver to the Custodian by facsimile the related Mortgage Note, the Insured Closing Letter and Escrow Instructions, and a Settlement Agent trust receipt issued thereunder. In connection with each sale, transfer, conveyance and assignment of a Purchased Loan, on or prior to each Purchase Date with respect to such Purchased Loan (other than a Table Funded Purchased Loan) or by not later than 12:00 p.m. (New York time) on the third Business Day following the applicable Purchase Date with respect to each Table Funded Purchased Loan, Seller shall deliver or cause to be delivered and released to the Custodian the following documents (collectively, the "Purchased Loan File"), pertaining to each of the Purchased Loans identified in the Custodial Delivery delivered therewith:

                  7.5.1 With respect to each Purchased Loan which is an Eligible First Mortgage Loan:

                                    A. the original Mortgage Note bearing all
                           intervening endorsements, endorsed "Pay to the order of without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized Person (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]");

                                    B. the original of any loan agreement,
                           guarantee, indemnity or cash management agreement executed in connection with the Mortgage Note (if any);

                                    C. the original Mortgage with evidence of
                           recording thereon, or a copy thereof together with an officer's certificate of Seller certifying that such represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

                                    D. the originals of all assumption,
                           modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

                                    E. the original Assignment of Mortgage in
                           blank for each Purchased Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Purchased Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]");

                                    F. the originals of all intervening
                           assignments of mortgage with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

                                    G. the original attorney's opinion of title
                           and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable marked commitment to issue the same;

                                    H. the original of any security agreement,
                           chattel mortgage or equivalent document executed in connection with the Purchased Loan;

                                    I. the original assignment of leases and
                           rents, if any, with evidence of recording thereon, or a copy thereof together with an officer's certificate of Seller, certifying that such copy represents a true and correct copy of the original that has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

                                    J. the originals of all intervening
                           assignments of assignment of leases and rents, if any, or copies thereof, with evidence of recording thereon;

                                    K. a copy of the UCC-1 financing statements,
                           certified as true and correct by Seller, and all necessary UCC-3 continuation statements with evidence of filing thereon or copies thereof certified by Seller to have been sent for filing, and UCC-3 assignments executed by Seller in blank, which UCC-3 assignments shall be in form and substance acceptable for filing;

                                    L. a true and correct copy of the executed
                           irrevocable redirection letter in the form attached hereto as Exhibit IX;

                                    M. an environmental indemnity agreement (if
                           any); N. an omnibus assignment in blank (if any);

                                    O. a disbursement letter from the Mortgagor
                           to the original mortgagee (if any); P. the Mortgagor's certificate or title affidavit (if any);

                                    Q. a survey of the Mortgaged Property (if
                           any) as accepted by the title company for issuance of the Title Policy;

                                    R. a copy of the Mortgagor's opinion of
                           counsel (if any); S. an assignment of permits, contracts and agreements (if any);

                                    T. all original letters of credit and
                           originals or certified copies of any interest rate cap or swap agreements relating to such Purchased Loan;

                                    U. in respect of any Purchased Loan as to
                           which the Mortgaged Property or underlying real property, as applicable, consists of a leasehold interest, the ground lease, memorandum of ground lease and ground lessor consent and/or estoppel;

                                    V. the original of any participation
                           agreement, intercreditor agreement and/or servicing agreement executed in connection with the Purchased Loan;

                                    W. all other documents and instruments
                           evidencing, guaranteeing, insuring or otherwise constituting or modifying such Purchased Loan, or otherwise executed or delivered in connection with such Purchased Loan, including all documents establishing or implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property; and

                                    X. such other documents, agreements or
                           instruments as shall be reasonably requested by the Buyer Agent.

                  7.5.2 With respect to each Purchased Loan which is an Eligible Mezzanine Loan (other than an Eligible Mezzanine Loan represented by a participation interest in a performing mezzanine loan) or an Eligible B Note (other than an Eligible B Note represented by a junior participation interest):

                                    A. the original Mezzanine Note signed in
                           connection with the Purchased Loan bearing all intervening endorsements, endorsed "Pay to the order of ________ without recourse" and signed in the name of the Last Endorsee by an authorized Person (in the event that the Mezzanine Note was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]");

                                    B. the original of the loan agreement and
                           the guarantee, if any, executed in connection with the Purchased Loan;

                                    C. the original intercreditor or loan
                           coordination agreement, if any, executed in connection with the Purchased Loan;

                                    D. the original security agreement executed
                           in connection with the Purchased Loan;

                                    E. copies of all documents relating to the
                           formation and organization of the borrower of such Purchased Loan, together with all consents and resolutions delivered in connection with such borrower's obtaining the Purchased Loan;

                                    F. all other documents and instruments
                           evidencing, guaranteeing, insuring or otherwise constituting or modifying or otherwise affecting such Purchased Loan, or otherwise executed or delivered in connection with, or otherwise relating to, such Purchased Loan, including all documents establishing or implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property;

                                    G. the assignment of Purchased Loan
                           sufficient to transfer to the applicable Buyer all of Seller's rights, title and interest in and to the Purchased Loan;

                                    H. a copy of the borrower's opinion of
                           counsel (if any);

                                    I. a copy of the UCC-1 financing statements,
                           certified as true and correct by Seller, and all necessary UCC-3 continuation statements with evidence of filing thereon or copies thereof certified by Seller to have been sent for filing, and UCC-3 assignments executed by Seller in blank, which UCC-3 assignments shall be in form and substance acceptable for filing;

                                    J. a true and correct copy of the executed
                           irrevocable redirection letter in the form attached hereto as Exhibit IX;

                                    K. the original certificates representing
                           the pledged equity interests (if any);

                                    L. stock powers relating to each pledged
                           equity interest, executed in blank, if an original stock certificate is provided;

                                    M. assignment of any management agreements,
                           agreements among equity interest holders or other material contracts;

                                    N. if no original stock certificate is
                           provided, evidence (which may be an officer's certificate confirming such circumstances) that the pledged ownership interests have been transferred to, or otherwise made subject to a first priority security interest in favor of, Seller;

                                    O. the original environmental indemnity
                           agreement, if any;

                                    P. all original letters of credit and
                           originals or certified copies of any interest rate cap or swap agreements, if any; and

                                    Q. such other documents, agreements or
                           instruments as shall be reasonably requested by the Buyer Agent.

                  7.5.3 With respect to each Purchased Loan which is an Eligible B Note represented by a junior participation interest or an Eligible Mezzanine Loan represented by a participation interest in a performing mezzanine loan:

                                    A. originals or copies of all of the
                           applicable documents described above with respect to a Purchased Loan which is an Eligible First Mortgage Loan or an Eligible Development Loan;

                                    B. the original of any participation
                           agreement, intercreditor agreement and/or servicing agreement executed in connection with the Purchased Loan; and

                                    C. the assignment of Purchased Loan
                           sufficient to transfer to the applicable Buyer all of Seller's preferred equity rights, title and interest in and to the Purchased Loan.

                  7.5.4 With respect to each Purchased Loan which is an Eligible Development Loan or an Eligible Bridge Loan, such documents listed in
         Section 7.5.1, 7.5.2 or 7.5.3, as applicable, and with respect to each Purchased Loan which is an Eligible Development Loan, a construction file containing all material plans and specifications, all contracts (including the general contract, the architect's contract, all material sub-contracts and all change orders), all borrower progress reports and all other material documents, in each case, contained in the related loan file.

         From time to time, Seller shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Purchased Loan approved in accordance with the terms of the Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents as the Buyer Agent shall request from time to time. With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, Seller shall deliver to the Buyer Agent a true copy thereof with an officer's certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. Seller shall deliver such original documents to the Custodian promptly when they are received. With respect to all of the Purchased Loans delivered by Seller to the Buyer Agent for the benefit of the Buyers or its designee (including the Custodian), Seller shall execute an omnibus power of attorney substantially in the form of Exhibit V attached hereto irrevocably appointing the Buyer Agent its attorney-in-fact with full power upon the occurrence and during the continuance of an Event of Default to (i) complete and record the Assignment of Mortgage, (ii) complete the endorsement of the Mortgage Note or Mezzanine Note and (iii) take such other steps as may be necessary or desirable to enforce Buyer's and the Buyer Agent's rights against such Purchased Loans and the related Purchased Loan Files and the Servicing Records. The Buyer Agent shall deposit the Purchased Loan Files representing the Purchased Loans, or direct that the Purchased Loan Files be deposited directly, with the Custodian. The Purchased Loan Files shall be maintained in accordance with the Custodial Agreement. Any Purchased Loan Files not delivered to the Buyer Agent or its designee (including the Custodian) are and shall be held in trust by Seller or its designee for the benefit of the applicable Buyer as the owner thereof. Seller or its designee shall maintain a copy of the Purchased Loan File and the originals of the Purchased Loan File not delivered to the Buyer Agent or its designee. The possession of the Purchased Loan File by Seller or its designee is at the will of the applicable Buyer for the sole purpose of servicing the related Purchased Loan, and such retention and possession by Seller or its designee is in a custodial capacity only. The books and records (including, without limitation, any computer records or tapes) of Seller or its designee shall be marked appropriately to reflect clearly the sale of the related Purchased Loan to the applicable Buyer. Seller or its designee (including the Custodian) shall release its custody of the Purchased Loan File only in accordance with written instructions from the Buyer Agent, unless such release is required as incidental to the servicing of the Purchased Loans or is in connection with a repurchase of any Purchased Loan by Seller.

         7.6 Unless an Event of Default on the part of Seller shall have occurred and be continuing, the applicable Buyer shall exercise all voting and corporate rights with respect to the Purchased Securities in accordance with Seller's written instructions; provided, however, that such Buyer shall not be required to follow Seller's instructions concerning any vote or corporate right if doing so would, in such Buyer's business judgment, impair the Purchased Securities or be inconsistent with or result in any violation of any provision of the Transaction Documents. Upon the occurrence and during the continuation of an Event of Default on the part of Seller, such Buyer shall be entitled to exercise all voting and corporate rights with respect to the Purchased Securities without regard to Seller's instructions (including, but not limited to, if an Act of Insolvency shall occur with respect to Seller or the Sponsor, to the extent Seller controls or is entitled to control selection of the special servicer, such Buyer may transfer such special servicing to an entity satisfactory to such Buyer or the Buyer Agent).

8.       SALE, TRANSFER, HYPOTHECATION OR PLEDGE OF PURCHASED SECURITIES

         The provisions of Paragraph 8 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 8:

         8.1 Title to all Purchased Assets shall pass to the applicable Buyer on the applicable Purchase Date, and such Buyer shall have free and unrestricted use of all Purchased Assets. Nothing in the Agreement or any other Transaction Document shall preclude the applicable Buyer from engaging in repurchase transactions with the Purchased Assets or otherwise selling, transferring, pledging, repledging, hypothecating, or rehypothecating the Purchased Assets, but no such transaction shall relieve such Buyer of its obligations under Section 17 or such Buyer's obligations to transfer the Purchased Assets to Seller pursuant to Section 3 or 14 of this Annex I or of such Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Section 5 hereof.

         8.2 Nothing contained in the Agreement or any other Transaction Document shall obligate the applicable Buyer to segregate any Purchased Asset delivered to such Buyer or the Buyer Agent by Seller. Notwithstanding anything to the contrary in the Agreement or any other Transaction Document, no Purchased Asset shall remain in the custody of Seller or an Affiliate of Seller.

9.       SUBSTITUTION

         Paragraph 9 of the Agreement ("Substitution") is hereby deleted in its entirety and replaced by the following:

         In the case of any Transaction for which the Termination Date is other than the Business Day immediately following the Purchase Date and with respect to which Seller does not have any existing right to substitute substantially the same Eligible Loans or Eligible Securities for the related Purchased Assets, Seller shall have the right, subject to the proviso to this sentence, upon notice to the Buyer Agent, which notice shall be given at or prior to 11:00 a.m. (New York time) on such Business Day, to substitute substantially the same Eligible Loans or Eligible Securities, as applicable, for any Purchased Asset; provided, however, that the Buyer Agent may elect, by the close of business on the Business Day notice is received, or by the close of the next Business Day if notice is given after 11:00 a.m. (New York time) on such day, not to accept such substitution. Any failure by the Buyer Agent to respond to such notice shall be deemed to be an election by the Buyer Agent not to accept such substitution. In the event such substitution is accepted by the Buyer Agent, such substitution shall be made by Seller's transfer to the Buyer Agent of such other Eligible Loans or Eligible Securities and the Buyer Agent's transfer to Seller of such Purchased Assets and after substitution, the substituted Eligible Loans or Eligible Securities shall be deemed to be Purchased Assets. In the event the Buyer Agent elects (or is deemed to elect) not to accept such substitution, the Buyer Agent, on behalf of the applicable Buyer, shall offer Seller the right to terminate the Transaction.

10.      REPRESENTATIONS

         10.1 In addition to the representations and warranties appearing in Paragraph 10 of the Agreement, Seller represents and warrants to the Buyer Parties that as of the Purchase Date for the purchase of any Purchased Assets by any Buyer from Seller and any Transaction thereunder and as of the date of the Agreement and at all times while the Agreement and any Transaction thereunder is in full force and effect:

                  10.1.1 Organization. Seller is duly organized, validly existing and in good standing under the laws and regulations of the state of Seller's organization and is duly licensed, qualified, and in good standing in every state where such licensing or qualification is necessary for the transaction of Seller's business, except to the extent that the failure to be so qualified could not reasonably be expected to have a material adverse effect on the validity of the Transaction Documents or the Purchased Assets. Seller has the power to own and hold the assets it purports to own and hold, and to carry on its business as now being conducted and proposed to be conducted, and has the power to execute, deliver, and perform its obligations under the Agreement and the other Transaction Documents.

                  10.1.2 Due Execution; Enforceability. The Transaction Documents have been duly executed and delivered by Seller, for good and valuable consideration. The Transaction Documents constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms subject to bankruptcy, insolvency, and other limitations on creditors' rights generally and to equitable principles.

                  10.1.3 Non-Contravention. Neither the execution and delivery of the Transaction Documents, nor consummation by Seller of the transactions contemplated by the Transaction Documents (or any of them), nor compliance by Seller with the terms, conditions and provisions of the Transaction Documents (or any of them) will conflict with or result in a breach of any of the terms, conditions or provisions of (i) the limited liability company agreement of Seller,
         (ii) any contractual obligation to which Seller is now a party or the rights under which have been assigned to Seller or the obligations under which have been assumed by Seller or to which the assets of Seller are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any lien upon any of the assets of Seller, other than pursuant to the Transaction Documents,
         (iii) any judgment or order, writ, injunction, decree or demand of any court applicable to Seller, or (iv) any applicable Requirement of Law, to the extent that such default, conflict or breach would have a material adverse effect upon Seller's ability to perform its obligations hereunder. Seller has all necessary licenses, permits and other consents from Governmental Authorities necessary to acquire, own and sell the Purchased Assets and for the performance of its obligations under the Transaction Documents.

                  10.1.4 Litigation; Requirements of Law. There is no action, suit, proceeding, investigation, or arbitration pending or, to the best knowledge of Seller, threatened against Seller or any of its assets, which may result in any material adverse change in the business, operations, financial condition, properties, or assets of Seller, or which may have an adverse effect on the validity of the Transaction Documents or the Purchased Assets or any material action taken or to be taken in connection with the obligations of Seller under any of the Transaction Documents. Seller is in compliance in all material respects with all Requirements of Law. Seller is not in default in any material respect with respect to any judgment, order, writ, injunction, decree, rule or regulation of any arbitrator or Governmental Authority.

                  10.1.5 No Broker. Seller has not dealt with any broker, investment banker, agent, or other Person (other than the Buyer Parties or an Affiliate of the Buyer Parties) who may be entitled to any commission or compensation in connection with the sale of Purchased Assets pursuant to any of the Transaction Documents.

                  10.1.6 Good Title to Purchased Assets. Immediately prior to the purchase of any Purchased Assets by a Buyer from Seller, such Purchased Assets are free and clear of any lien, encumbrance or impediment to transfer (including any "adverse claim" as defined in Section 8-102(a)(1) of the UCC), and Seller is the record and beneficial owner of and has good and marketable title to and the right to sell and transfer such Purchased Assets to the applicable Buyer and, upon transfer of such Purchased Assets to the Buyer Agent, for the benefit of the applicable Buyer, such Buyer shall be the owner of such Purchased Assets free of any adverse claim. In the event the related Transaction is recharacterized as a secured financing of the Purchased Assets, the provisions of the Agreement are effective to create in favor of the Buyer Agent, for the benefit of the applicable Buyer, a valid security interest in all rights, title and interest of Seller in, to and under the Purchased Assets and the Buyer Agent, for the benefit of the applicable Buyer, shall have a valid, perfected first priority security interest in the Purchased Assets (and without limitation on the foregoing, the applicable Buyer, as entitlement holder, shall have a "security entitlement" to the Purchased Securities).

                  10.1.7 No Default. No Default or Event of Default exists under or with respect to the Transaction Documents.

                  10.1.8 Representations in Securitization Documents. All of the Purchased Securities have been validly issued and are fully paid and nonassessable and not subject to preemptive rights and have been offered, issued and sold in compliance with all Requirements of Law. The Securitization Documents are genuine, in full force and effect and the legal, valid and binding obligation of the parties thereto, enforceable in accordance with their terms, subject to bankruptcy, insolvency, and other limitations on creditors' rights generally and to equitable principles. Seller has not waived the performance of any action or any default, breach or violation resulting from action or inaction under a Securitization Document and has not been made aware of any such waiver. Except as disclosed to the Buyer Agent in writing, there is no default, breach, violation or event of acceleration existing under a Securitization Document and no event has occurred which, with the passage of time or giving of notice or both and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder. Each Purchased Security is freely assignable and the related Securitization Documents permit Seller to sell, assign or pledge such Purchased Security.

                  10.1.9 Representations and Warranties Regarding Purchased Loans; Delivery of Purchased Loan File. Seller represents and warrants to the Buyer Parties that each Purchased Loan sold hereunder and each pool of Purchased Loans sold in a Transaction hereunder, as of each Purchase Date for a Transaction, conform in all material respects to the applicable representations and warranties set forth in Exhibit VI attached hereto, except as disclosed to the Buyer Agent in writing. It is understood and agreed that the representations and warranties set forth in Exhibit VI hereto, if any, shall survive delivery of the respective Purchased Loan File to the Buyer Agent or its designee (including the Custodian) to the extent permitted by applicable law. With respect to each Purchased Loan, the Mortgage Note or Mezzanine Note, the Mortgage (if any), the Assignment of Mortgage (if any) and any other documents required to be delivered under this Agreement and the Custodial Agreement for such Purchased Loan have been delivered to the Buyer Agent or the Custodian on its behalf. Except as otherwise disclosed to the Buyer Agent, Seller or its designee is in possession of a complete, true and accurate Purchased Loan File with respect to each Purchased Loan, except for such documents the originals of which have been delivered to the Custodian.

                  10.1.10 Adequate Capitalization; No Fraudulent Transfer. Seller has, as of such Purchase Date, adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations. Seller is generally able to pay, and as of the date hereof is paying, its debts as they come due. Seller has not become, nor is presently, financially insolvent nor will Seller be made insolvent by virtue of Seller's execution of or performance under any of the Transaction Documents within the meaning of the bankruptcy laws or the insolvency laws of any jurisdiction. Seller has not entered into any Transaction Document or any Transaction pursuant thereto in contemplation of insolvency or with intent to hinder, delay or defraud any creditor.

                  10.1.11 Consents. No consent, approval or other action of, or filing by Seller with, any Governmental Authority or any other Person is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of any of the Transaction Documents by Seller (other than consents, approvals and filings that have been obtained or made, as applicable). 10.1.12 Members. Seller does not have any members other than the Sponsor.

                  10.1.13 Organizational Documents. Seller has delivered to the Buyer Agent certified copies of its certificate of formation and limited liability company agreement, together with all amendments thereto.

                  10.1.14 No Encumbrances. Except as a result of entering into the Agreement, there are (i) no outstanding rights, options, warrants or agreements on the part of Seller for a purchase, sale or issuance, in connection with the Purchased Assets, (ii) no agreements on the part of Seller to issue, sell or distribute the Purchased Assets, and (iii) no obligations on the part of Seller (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or any interest therein or to pay any dividend.

                  10.1.15 Federal Regulations. Seller is not (i) an "investment company," or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company," or a "subsidiary company of a holding company," or an "affiliate" of either a "holding company" or a "subsidiary company of a holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  10.1.16 Taxes. Seller has filed or caused to be filed all tax returns which to the knowledge of Seller would be delinquent if they had not been filed on or before the date hereof and has paid all taxes shown to be due and payable on or before the date hereof on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it and any of its assets by any Governmental Authority, except for such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP; no tax liens have been filed against any of Seller's assets and, to Seller's knowledge, no claims are being asserted with respect to any such taxes, fees or other charges.

                  10.1.17 ERISA. Seller does not have any Plans or any ERISA Affiliates and makes no contributions to any Plans or any Multiemployer Plans.

                  10.1.18 Judgments/Bankruptcy. Except as disclosed in writing to the Buyer Agent, there are no judgments against Seller unsatisfied of record or docketed in any court located in the United States of America and no Act of Insolvency has ever occurred with respect to Seller.

                  10.1.19 Specified Data. All Specified Data concerning Seller, Sponsor and the Purchased Assets that has been delivered by or on behalf of Seller to the Buyer Agent under or in connection with the Agreement or by or on behalf of Sponsor to the Buyer Agent under or in connection with the Guaranty is true, complete and correct in all material respects as of the date of delivery (or if stated to have been prepared as of an earlier date, as of such earlier date).

                  10.1.20 Location of Seller. On the date of the Agreement, Seller's principal place of business is located at c/o BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022. Seller's jurisdiction of organization is the State of Delaware. The location where Seller keeps its books and records, including all computer tapes and records relating to the Purchased Assets, is its principal place of business.

         10.2 On the Purchase Date for any Transaction, Seller shall be deemed to have made all of the representations set forth in Section 10.1 of this Annex I as of such Purchase Date.

11.      NEGATIVE COVENANTS OF SELLER

         On and as of the date hereof and each Purchase Date and until the Agreement and this Annex I are no longer in force with respect to any Transaction, a Material Adverse Change shall not have occurred and Seller shall not without the prior written consent of the Buyer Agent:

         11.1 take any action which would directly or indirectly impair or adversely affect the applicable Buyer's title to the Purchased Assets;

         11.2 transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the Purchased Assets (or any of them) to any Person other than the Buyer Parties, or engage in repurchase transactions or similar transactions with respect to the Purchased Assets (or any of them) with any Person other than Buyer so long as such Purchased Assets are subject to the Agreement;

         11.3 create, incur or permit to exist any lien, encumbrance or security interest in or on any of the Purchased Assets subject to the security interest granted by Seller pursuant to Section 6 of this Annex I, except as described in
Section 6 of this Annex I;

         11.4 modify or terminate any of the organizational documents of Seller;

         11.5 consent or assent to any amendment or supplement to, or termination of, any Securitization Document, any note, loan agreement, mortgage or guaranty relating to the Purchased Loans or other material agreement or instrument relating to the Purchased Assets other than in accordance with
Section 7.6 or a Permitted Purchased Loan Modification; provided, that the Buyer Agent agrees to not unreasonably withhold, delay or condition a written request from Seller to consent to an amendment to a Purchased Loan, to use its best efforts to respond to any such written request within five (5) Business Days and to respond to any such written request in any event within seven (7) Business Days;

         11.6 admit any additional members in Seller, or permit the sole member in Seller to assign or transfer all or any portion of its member interest in Seller;

         11.7 at any time during which an Event of Default on the part of Seller has occurred and is continuing, vote or take any action to permit any rights afforded to a holder of the Purchased Securities under the related Securitization Documents; or 11.8 after the occurrence and during the continuation of any Default or Event of Default, make any distribution, payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or ownership interest of Seller, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller.

12.      AFFIRMATIVE COVENANTS OF SELLER

         12.1 Seller shall promptly notify the Buyer Agent of any material adverse change in respect of any of the property, business, operations or financial condition of Sponsor and its consolidated Subsidiaries, taken as a whole; provided, however, that nothing in this Section 12 shall relieve Seller of its obligations under the Agreement.

         12.2 Seller shall provide the Buyer Agent with copies of such documents as the Buyer Agent may reasonably request evidencing the truthfulness of the representations set forth in Section 10.

         12.3 Seller (i) shall defend the right, title and interest of the applicable Buyer in and to the Purchased Assets against, and take such other action as is necessary to remove, the Liens, security interests, claims and demands of all Persons (other than security interests by or through the Buyer Agent for the benefit of the Buyers), and (ii) shall, at the Buyer Agent's reasonable request, take all action necessary to ensure that the Buyer Agent will have a first priority security interest in the Purchased Assets subject to any of the Transactions in the event such Transactions are recharacterized as secured financings.

         12.4 Seller shall notify the Buyer Agent and the Account Bank of the occurrence of any Default or Event of Default with respect to Seller as soon as possible but in no event later than the second (2nd) Business Day after obtaining actual knowledge of such event.

         12.5 If an Act of Insolvency occurs with respect to Seller or Sponsor, Seller shall permit the applicable Buyer and the Buyer Agent to transfer servicing and/or special servicing with respect to all mortgage loans underlying the Purchased Securities to an entity satisfactory to the Buyer Agent, to the extent Seller controls or is entitled to control the selection of the servicer and/or special servicer, as the case may be.

         12.6 Seller shall promptly (and in any event not later than two (2) Business Days following receipt) deliver to the Buyer Agent (i) any notice of the occurrence of an event of default, notice of condemnation, casualty or environmental contamination with respect to or report received by or required to be delivered by Seller pursuant to the Securitization Documents, (ii) any notice of transfer of servicing under the Securitization Documents, (iii) any notice of termination or other unwind of any Hedging Agreement and (iv) any other information with respect to the Purchased Assets as may be reasonably requested by the Buyer Agent from time to time to the extent such information is in Seller's possession or can be obtained by Seller at a reasonable cost.

         12.7 Seller will permit the Buyer Agent or its designated representative to inspect Seller's records with respect to the Purchased Assets and the conduct and operation of its business related thereto upon reasonable prior written notice from the Buyer Agent or its designated representative, at such reasonable times and with reasonable frequency, and to make copies of extracts of any and all thereof, subject to the terms of any confidentiality agreement between the Buyer Parties and Seller. The Buyer Agent shall act in a commercially reasonable manner in requesting and conducting any inspection relating to the conduct and operation of Seller's business.

         12.8 If Seller shall at any time become entitled to receive or shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for the Purchased Securities, or otherwise in respect thereof, Seller shall accept the same as the applicable Buyer's agent, hold the same in trust for such Buyer and deliver the same forthwith to such Buyer in the exact form received, duly endorsed by Seller to such Buyer, if required, together with an undated bond or other securities power covering such certificate duly executed in blank to be held by such Buyer hereunder as additional collateral security for the Transactions. If any sums of money or property so paid or distributed in respect of the Purchased Securities shall be received by Seller, Seller shall, until such money or property is paid or delivered to the Buyer Agent, for the account of the Buyers, hold such money or property in trust for Buyer Agent, for the benefit of Buyers, segregated from other funds of Seller, as additional collateral security for the Transactions.

         12.9 At any time from time to time upon prior written request of the Buyer Agent, at the sole expense of Seller, Seller will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Buyer Agent may reasonably request for the purposes of obtaining or preserving the full benefits of the Agreement including the first priority security interest granted hereunder and of the rights and powers herein granted (including, among other things, filing such UCC financing statements as the Buyer Agent may reasonably request). If any amount payable under or in connection with any of the Purchased Assets shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to the Buyer Agent, duly endorsed in a manner satisfactory to the Buyer Agent, to be held as a Purchased Asset under the related Transaction pursuant to the Agreement, and the documents delivered in connection herewith.

         12.10 Seller shall provide the Buyer Agent with the following financial and reporting information:

                  12.10.1 within ten (10) days after the last day of each month,
         (i) a listing of all Purchased Assets and (ii) such financial statements, rent rolls and other information for each Purchased Asset, to the extent the underlying borrower or obligor under such Purchased Asset is obligated to provide such information to Seller;

                  12.10.2 within forty-five (45) days after the last day of the first three fiscal quarters in any fiscal year, Sponsor's unaudited consolidated statement of income and statements of changes in cash flow for such quarter and balance sheet as of the end of such quarter, in each case presented fairly in accordance with GAAP and certified as being true and correct by an officer's certificate;

                  12.10.3 within ninety (90) days after the last day of its fiscal year, Sponsor's audited consolidated statement of income and statement of changes in cash flow for such year and balance sheet as of the end of such year, in each case presented fairly in accordance with GAAP, and accompanied, in all cases, by an unqualified report of a nationally recognized independent certified public accounting firm;

                  12.10.4 within forty-five (45) days after the last day of the first three fiscal quarters in any fiscal year, an unaudited statement of Seller's income and expenses for such quarter and assets and liabilities as of the end of such quarter;

                  12.10.5 within ninety (90) days after the last day of its fiscal year, an unaudited statement of Seller's income and expenses for such year and assets and liabilities as of the end of such year;

                  12.10.6 within forty-five (45) days after the last day of each calendar quarter in any fiscal year, an officer's certificate from Seller addressed to the Buyer Agent certifying that, as of such calendar month, (i) Seller is in compliance with all of the terms, conditions and requirements of the Agreement, and (ii) no Event of Default exists;

                  12.10.7 promptly following the implementation of any Underwriting Guidelines, a true and correct copy of such Underwriting Guidelines;

                  12.10.8 within forty-five (45) days after the last day of each calendar quarter, a report describing Seller's hedging activities in reasonable detail; and

                  12.10.9 within twenty (20) days after each month's end, a monthly reporting package containing all information set forth on
         Exhibit III attached hereto.

         12.11 Seller shall at all times comply in all material respects with all laws, ordinances, rules and regulations of any federal, state, municipal or other public authority having jurisdiction over Seller or any of its assets and Seller shall do or cause to be done all things reasonably necessary to preserve and maintain in full force and effect its legal existence, and all licenses material to its business.

         12.12 Seller shall at all times keep proper books of records and accounts in which full, true and correct entries shall be made of its transactions in accordance with GAAP and set aside on its books from its earnings for each fiscal year all such proper reserves in accordance with GAAP.

         12.13 Seller shall observe, perform and satisfy all the material terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Transaction Documents. Seller shall pay and discharge all taxes, levies, liens and other charges on its assets and on the Purchased Assets that, in each case, in any manner would create any lien or charge upon the Purchased Assets, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP.

         12.14 Seller shall advise the Buyer Agent in writing of any change in Seller's name or jurisdiction of organization and of any change in the places where the books and records pertaining to the Purchased Assets are held not less than fifteen (15) Business Days prior to taking any such action.

         12.15 Seller will maintain records with respect to the Purchased Assets and the conduct and operation of its business with no less a degree of prudence than if the Purchased Assets were held by Seller for its own account and will furnish the Buyer Agent, upon request by the Buyer Agent or its designated representative, with reasonable information reasonably obtainable by Seller with respect to the Purchased Assets and the conduct and operation of its business.

         12.16 Seller shall provide the Buyer Agent with operating statements, the occupancy status and other property level information within Seller's possession, with respect to the Mortgaged Properties, and similar reports within Seller's possession, in each case, as reasonably requested by the Buyer Agent.

13.      SINGLE-PURPOSE ENTITY

         Seller hereby represents and warrants to the Buyer Parties, and covenants with the Buyer Parties, that as of the date hereof and so long as any of the Transaction Documents shall remain in effect:

         13.1 It is and intends to remain solvent and it has paid and will pay its debts and liabilities (including employment and overhead expenses) from its own assets as the same shall become due.

         13.2 It has complied and will comply with the provisions of its certificate of formation and its limited liability company agreement.

         13.3 It has done or caused to be done and will do all things necessary to observe limited liability company formalities and to preserve its existence.

         13.4 It has maintained and will maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates, its members and any other Person, and it will file its own tax returns (except to the extent that it is a tax-disregarded entity not required to file tax returns under applicable law and its assets will not be included on any financial statement of any of its Affiliates); provided, however, that it may permit its assets to be included in a consolidated financial statement of its Affiliate; provided that (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of it from such Affiliate and to indicate that its assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (ii) such assets shall also be listed on its own separate balance sheet.

         13.5 It has been, is and will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other, shall maintain and utilize separate stationery, invoices and checks bearing its own name, and shall pay to any Affiliate that incurs costs for office space and administrative services that it uses, the amount of such costs allocable to its use of such office space and administrative services.

         13.6 It has not owned and will not own any property or any other assets other than the Purchased Assets, cash and its interest under any associated Hedging Agreements.

         13.7 It has not engaged and will not engage in any business other than the acquisition, ownership, financing and disposition of Purchased Assets in accordance with the applicable provisions of the Transaction Documents.

         13.8 Other than capital contributions and distributions permitted under its organizational documents and the Transaction Documents, and transactions otherwise contemplated by the Transaction Documents, it has not entered into, and will not enter into any transaction, contract or agreement with any of its Affiliates, except upon terms and conditions commercially reasonable and substantially similar to those that would be available on an arm's-length basis with Persons other than such Affiliate.

         13.9 It has not incurred and will not incur any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than, to the extent permitted under the Transaction Documents, (i) obligations under the Transaction Documents and (ii) unsecured trade payables, in an aggregate amount not to exceed $1,000,000 at any one time outstanding, incurred in the ordinary course of acquiring, owning, financing and disposing of Purchased Assets; provided, however, that any such trade payables incurred by Seller shall be paid within thirty (30) days of the date incurred.

         13.10 It has not made and will not make any loans or advances to any other Person, and shall not acquire obligations or securities of any member or any Affiliate of any member (other than in connection with the acquisition of the Purchased Assets) or any other Person.

         13.11 It will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

         13.12 Neither it nor its sole member will seek its dissolution, liquidation or winding up, in whole or in part, or suffer any Change of Control, consolidation or merger with respect to Seller or the Sponsor.

         13.13 It will not commingle its funds or other assets with those of any of its Affiliates or any other Person.

         13.14 It has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any of its Affiliates or any other Person.

         13.15 It has not held and will not hold itself out to be responsible for the debts or obligations of any other Person.

         13.16 Seller shall not permit its sole member to take any of the following actions with respect to Seller: (i) dissolve or liquidate, in whole or in part; (ii) consolidate or merge with or into any other entity or convey or transfer all or substantially all of its properties and assets to any entity;
(iii) institute any proceeding to be adjudicated as bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or consent to the filing of any such petition or to the appointment of a receiver, rehabilitator, conservator, liquidator, assignee, trustee or sequestrator (or other similar official) of such member or Seller or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, or make an assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any action in furtherance of any of the foregoing; (iv) amend the certificate of formation or limited liability company agreement of Seller; (v) enter into any transaction with an Affiliate not in the ordinary course of Seller's business; or (vi) withdraw as the sole member of Seller.

         13.17 It has no liabilities, contingent or otherwise, other than those normal and incidental to the acquisition, ownership, financing and disposition of Purchased Assets.

         13.18 It has conducted and shall conduct its business consistent with the requirements of being a Single-Purpose Entity.

         13.19 It shall maintain a sufficient number of employees in light of its contemplated business operations, provided that such number may be zero.

         13.20 It shall not pledge its assets to secure the obligations of any other Person, other than the Buyer Agent, for the benefit of the Buyers.

         13.21 It shall not guarantee or become obligated for the debts of any other Person.

         13.22 It shall not form, acquire or hold any subsidiary, or own any equity interest in any other entity except interests that are part of the Purchased Assets (or assets which are proposed to become Purchased Assets) or that are acquired in any foreclosure on, or other realization of collateral from, any of the Purchased Assets that is a mezzanine loan.

14.      EVENTS OF DEFAULT; REMEDIES

         Paragraph 11 of the Agreement is hereby modified in its entirety as set forth in this Section 14 of this Annex I.

         14.1 After the occurrence and during the continuance of an Event of Default on the part of Seller, Seller hereby appoints the Buyer Agent as attorney-in-fact of Seller for the purpose of carrying out the provisions of the Agreement and taking any action and executing or endorsing any instruments that the Buyer Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Each of the following shall constitute an "Event of Default" hereunder:

                  14.1.1 Payment Failure. (i) Failure of Buyer or the Buyer Agent to receive on any Remittance Date the accreted value of the Price Differential (less any amount of such Price Differential previously paid by Seller to Buyer or the Buyer Agent, for the account of the Buyers) (including, without limitation, in the event the Income paid or distributed on or in respect of the Purchased Assets is insufficient to make such payment and Seller does not make such payment or cause such payment to be made) (except that such failure shall not be an Event of Default by Seller if sufficient Income, other than Principal Payments, is on deposit in the Cash Management Account and the Account Bank fails to remit such funds to the Buyer Agent, for the account of the Buyers) or (ii) failure of Seller to make any other payment owing to any Buyer Party which has become due, whether by acceleration or otherwise under the terms of this Agreement which failure is not remedied within the applicable period (in the case of a failure pursuant to Paragraph 4) or five (5) Business Days (in the case of any other such failure).

                  14.1.2 Assignment. Assignment or purported assignment by Seller of the Agreement or any of its rights hereunder, without obtaining the prior written consent of the Buyer Agent.

                  14.1.3 Breach of Financial Covenant. A breach by Sponsor of any of the financial covenants contained in Section 5 of the Guaranty.

                  14.1.4 Breach of Other Representation. Any representation or warranty made or deemed made by the Seller herein or the Sponsor in the Guaranty shall prove to have been incorrect in any material respect on or as of the date made or deemed made (other than the representations and warranties set forth in Section 10.1.8, 10.1.9 or 10.1.19 (in the case of Section 10.1.19, with respect to the affected Purchased Assets only), which shall not be considered an Event of Default but shall be considered solely for the purpose of determining whether such Purchased Asset is an Eligible Loan or Eligible Security, as applicable, unless Seller shall have made any such representation with knowledge that it was materially incorrect or untrue at the time made).

                  14.1.5 Breach of Agreement. A breach by Seller in the observance or performance of any agreement contained in (i) Section 12.1, 12.2, 12.6, 12.7, 12.10, 12.14, 12.16 or 13 of this Annex I, which breach shall continue unremedied for a period of five (5) Business Days following the earlier of (A) the date on which Seller obtains actual knowledge of such breach and (B) the date on which the Buyer Agent notifies Seller in writing of such breach, (ii) Section 11 (other than in respect of the introductory clause to Section 11 relating to the occurrence of a material adverse change), or Section
         12.4 of this Annex I, or (iii) the introductory clause to Section 11 relating to the occurrence of a material adverse change and such material adverse change is not remedied within forty-five (45) days following the earlier of (A) the date on which Seller obtains actual knowledge of any material adverse change in respect of any of the property, business, operations or financial condition of the Sponsor and its consolidated subsidiaries, taken as a whole, and (B) the date on which the Buyer Agent notifies Seller in writing of a Material Adverse Change.

                  14.1.6 Change of Control. The occurrence of a Change of Control.

                  14.1.7 Failure to Transfer. Buyer Agent, for the benefit of the Buyers, fails to receive any Purchased Assets on the applicable Purchase Date in accordance with the terms of the Custodial Agreement and such failure remains uncured for two (2) Business Days after the later of (i) the date on which the related Purchase Price was released to Seller and (ii) the date on which the Buyer Agent notifies Seller in writing of such failure.

                  14.1.8 Judgment. (i) A final judgment by any competent court, administrative tribunal, or other body having jurisdiction in the United States of America for the payment of money shall have been rendered against Seller in an amount in excess of $1,000,000 that remains undischarged or unpaid for a period of thirty (30) days, during which period execution of such judgment is not effectively stayed by bonding over or other means acceptable to the Buyer Agent or (ii) a final judgment by any competent court, administrative tribunal, or other body having jurisdiction in the United States of America for the payment of money shall have been rendered against Sponsor in an amount in excess of (A) $5,000,000, if the net worth of Sponsor is less than $250,000,000 or (B) $10,000,000, if the net worth of Sponsor is greater than or equal to $250,000,000.

                  14.1.9 Government Action. Any Governmental Authority or any person, agency or entity acting under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of Seller or Sponsor, or shall have taken any actionto displace the management of Seller or Sponsor or to curtail its authority in any material respect in the conduct of the business of Seller or Sponsor, or shall take any action in the nature of enforcement to remove, limit or restrict the approval of Seller or Sponsor thereof as an issuer, the Buyer Parties or a seller/servicer of Purchased Assets or securities backed thereby, and such action provided for in this paragraph shall not have been discontinued or stayed within thirty (30) days.

                  14.1.10 Security Interest. Either (i) in the case of any Transaction that is properly characterized as a sale of the related Purchased Asset to the applicable Buyer, the Transaction Documents shall for any reason not cause, or shall cease to cause, such Buyer to be the owner free of any adverse claim of such Purchased Asset or (ii) in the case of any Transaction that is recharacterized as a secured financing of the related Purchased Asset by the applicable Buyer, the Transaction Documents shall for any reason cease to create a valid first priority security interest in favor of the Buyer Agent, for the benefit of the Buyers, in such Purchased Asset.

                  14.1.11 Financial Statements. Any audited annual financial statements of Seller or Sponsor or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of Seller or Sponsor, as applicable, as a "going concern" or a reference of similar import.

                  14.1.12 Insolvency. An Act of Insolvency shall have occurred with respect to Seller or Sponsor.

                  14.1.13 Inability to Perform. An officer of Seller or Sponsor shall admit its inability to, or its intention not to, perform any of the obligations of Seller or Sponsor, as the case may be, hereunder or under any other Transaction Documents.

                  14.1.14 REIT Status. Sponsor shall have failed to maintain its status as a REIT.

                  14.1.15 Other Breach. A breach by Seller in the observance or performance of any other agreement contained in the Agreement, other than as specifically otherwise referred to in this definition of "Event of Default," and such breach is not remedied within thirty (30) days following the earlier of (i) the date on which Seller obtains actual knowledge of such breach and (ii) the date on which the Buyer Agent notifies Seller in writing of such breach; provided, that as long as Seller is diligently attempting to cure such breach, such cure period shall be extended by an additional period as may be required to cure such breach but in no event by more than thirty (30) additional days.

                  14.1.16 Cross Default. Sponsor shall have defaulted or failed to perform under (i) any BOA Indebtedness or (ii) any note, indenture, loan agreement, guaranty, swap agreement or any other contract, agreement or transaction to which it is a party, which default (A) involves the failure to pay a matured obligation in excess of

         (I) $5,000,000, if the net worth of Sponsor is less than $250,000,000 or (II) $10,000,000, if the net worth of Sponsor is greater than or equal to $250,000,000 or (B) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract agreement or transaction, or Sponsor shall breach any covenant or condition, shall fail to perform, admits its inability to perform or states its intention not to perform its obligations under any Transaction or in respect of any repurchase agreement, reverse repurchase agreement, securities contract or derivative transaction with any party; provided, however, that any such default, failure to perform or breach shall not constitute an Event of Default if Sponsor cures such default, failure to perform or breach, as the case may be, within the grace period, if any, provided under the applicable agreement.

                  14.1.17 Financial Statements. Any audited annual financial statements of Sponsor (or the notes thereto or other opinions or conclusions stated therein) shall be qualified or limited by reference to the status of Sponsor as a "going concern" or a reference of similar import.

                  14.1.18 Servicer. A failure by the Servicer to comply with the provisions of Section 22.5(i) and such failure has not been remedied within 5 Business Days and such Servicer has not been replaced by a substitute servicer reasonably acceptable to the Buyer Agent within 20 Business Days after the expiration of such cure period.

         An Event of Default with respect to Seller shall be deemed to be continuing unless expressly waived by the Buyer Agent in writing or cured. 14.2 If an Event of Default shall occur and be continuing, the following rights and remedies shall be available to the Buyer Parties:

                  14.2.1 Acceleration. The Buyer Agent may, at its option, upon written notice to Seller, accelerate the Termination Date for each Transaction hereunder, if such Termination Date has not already occurred (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such acceleration, such Transaction shall be deemed immediately canceled); provided, that upon the occurrence of an Act of Insolvency of Seller or Sponsor, such acceleration shall occur automatically without the requirement of notice to Seller or any other action by the Buyer Agent. The date on which such option is exercised or such acceleration occurs automatically being referred to hereinafter as the "Accelerated Termination Date".

                  14.2.2 Actions Upon Acceleration. If the Buyer Agent exercises the option referred to in Section 14.2.1 above (or acceleration occurs automatically as set forth in Section 14.2.1), (i) Seller's obligations in such Transactions to repurchase all Purchased Assets, at the Repurchase Price therefor on the Accelerated Termination Date, shall thereupon become immediately due and payable and (ii) all Income paid after such acceleration shall be retained by the Buyer Agent, for the benefit of the Buyers, and applied to the Repurchase Prices hereunder and all other obligations of Seller hereunder in the manner the Buyer Agent deems appropriate in its sole discretion.

                  14.2.3 Possession. The Buyer Agent, for the benefit of the Buyers, also shall have the right to obtain physical possession, and to continue an action to obtain physical possession, of any and all records and files of Seller relating to the Purchased Assets and all documents relating to the Purchased Assets (including, without limitation, any legal, credit or servicing files relating to the Purchased Assets) which are then or may thereafter come into the possession of Seller or any Servicer.

                  14.2.4 Collections. The Buyer Agent shall have the right to direct all Servicers then servicing any Purchased Assets to remit all collections thereon to the Buyer Agent, for the benefit of the Buyers, and if any payments are received by Seller, Seller shall not commingle the amounts received with other funds of Seller and shall promptly pay them over to the Buyer Agent, for the benefit of the Buyers. The Buyer Agent shall also have the right to terminate any one or all of the Servicers then servicing any Purchased Assets with or without cause.

                  14.2.5 Liquidation. The Buyer Agent shall deliver to Seller notice of its intention to liquidate the Purchased Assets and other Collateral at least five (5) Business Days prior to selling or otherwise liquidating any such Purchased Assets and other Collateral. Thereafter, subject to the other terms of this Agreement and applicable law, the Buyer Agent shall have the right to sell immediately and/or liquidate all or any portion of the Purchased Assets and/or all other Collateral. Such disposition of Purchased Assets and/or all other Collateral may be, at the Buyer Agent's option, on either a servicing-released or a servicing-retained basis. The Buyer Agent may specifically disclaim or modify any warranties of title or the like relating to the Purchased Assets and/or other Collateral. The foregoing procedure for disposition of the Purchased Assets and liquidation of the Collateral shall not be considered to adversely affect the commercial reasonableness of any sale thereof. The Buyer Agent shall be entitled to place the Purchased Assets in one or more pools for issuance of securities at the then prevailing price for such securities and to sell such securities for such prevailing price in the open market; provided that the aggregate purchase price of the assets included in such pools shall be allocated among such assets (including such Purchased Assets) and appropriate credit given against the outstanding Repurchase Price of such Purchased Assets, in each case, in accordance with the methodology then customarily employed in the relevant market for similar asset pools. The Buyer Agent, for the benefit of the Buyers, shall also be entitled to sell any or all of such Purchased Assets individually for the prevailing price. Seller shall have the right to bid in connection with any sale of Purchased Assets or otherwise purchase such Purchased Assets or securities in any sale contemplated by the foregoing in accordance with any procedures established therefor by the Buyer Agent. The Buyer Agent agrees to recognize, to the extent Seller's bid or offer complies in all respects with the procedures and requirements imposed by the Buyer Agent in the conduct of such sale, Seller's bid or offer; provided that the same is in excess of the bid or offer of any third party.

                  14.2.6 Application of Proceeds. The Buyer Agent shall apply any proceeds from the liquidation of the Purchased Assets and other Collateral to the Repurchase Prices hereunder and all other obligations of Seller hereunder in the manner the Buyer Agent deems appropriate in its sole discretion.

                  14.2.7 Private Sale. The parties recognize that it may not be possible to sell all of the Purchased Assets on a particular Business Day, or in a transaction with the same purchaser, or in the same manner, because the market for such Purchased Assets may not be liquid. In view of the nature of the Purchased Assets, the parties agree that, upon five (5) Business Days' prior written notice to Seller and Sponsor, liquidation of the Purchased Assets does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner.

                  14.2.8 Costs. Seller shall be liable to the Buyer Parties for
         (i) the amount of all legal expenses of external counsel and other expenses, in each case, actually incurred by the Buyer Parties in connection with or as a consequence of an Event of Default, including, without limitation, all costs and expenses of the Buyer Parties in connection with the enforcement of this Agreement directly in connection with or as a result of an Event of Default, whether in action, suit or litigation or bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally, and further including, without limitation, the fees and expenses of external counsel incurred directly in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the cost of terminating any Hedging Agreements in connection with or as a result of an Event of Default and (iii) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default.

                  14.2.9 Interest. To the extent permitted by applicable law, upon the occurrence and during the continuation of an Event of Default, Seller shall be liable to the Buyer Parties for interest on any amounts owing by Seller hereunder (other than Repurchase Price) from the date Seller becomes liable for such amounts hereunder until such amounts are paid in full or otherwise satisfied in full by the exercise of the Buyer Parties' rights hereunder. Interest payable by Seller under this paragraph shall be calculated at a rate equal to the greater of (x) LIBOR or (y) 3%.

                  14.2.10 Further Remedies. The Buyer Parties shall have, in addition to their rights and remedies under the Transaction Documents, all of the rights and remedies provided by applicable federal, state, foreign, and local laws (including, without limitation, if the Transactions are recharacterized as secured financings, the rights and remedies of a secured party under the UCC of the State of New York, to the extent that the UCC is applicable, and the right to offset any mutual debt and claim), in equity, and under any other agreement between any Buyer Party, Seller and Sponsor. Without limiting the generality of the foregoing, the Buyer Agent shall be entitled to set off the proceeds of the liquidation of the Purchased Assets against all of Seller's and/or Sponsor's obligations to the Buyer Parties, only if such obligations are then due, without prejudice to the Buyer Parties' right to recover any deficiency. The Buyer Agent agrees promptly to notify Seller after any such setoff and application made by the Buyer Agent; provided that the failure to give such notice shall not affect the validity of such setoff and application.

                  14.2.11 Remedies Cumulative; Waiver. Subject to the notice and grace periods set forth herein, each party to this Agreement may exercise any or all of the remedies available to such party immediately upon the occurrence of an Event of Default and at any time during the continuance thereof. Except as expressly provided herein, all rights and remedies arising under the Transaction Documents, as amended from time to time, are cumulative and not exclusive of any other rights or remedies which each party to the Agreement may have. No modification, amendment, extension, discharge, termination or waiver of any provision of the Agreement or of any other Transaction Document, nor consent to any departure by any party to the Agreement therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on any party to the Agreement which is not required to be given under the terms of the Agreement, shall entitle such party to any other or future notice or demand in the same, similar or other circumstances. Neither any failure nor any delay on the part of any party to the Agreement in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under any other Transaction Document shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by purchasing any Purchased Asset under the Agreement on any Purchase Date, the Buyer Parties shall not be deemed to have waived any right to assert any Default, Event of Default or breach by Seller of any term, condition, covenant, representation or warranty under the Agreement or any Transaction Document, notwithstanding that such Default, Event of Default or breach may have arisen prior to such Purchase Date.

                  14.2.12 Nonjudicial Remedies. The Buyer Parties may enforce their rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives any defenses Seller might otherwise have to require the Buyer Parties to enforce their rights by judicial process. Seller also waives any defense Seller might otherwise have arising from the use of nonjudicial process, disposition of any or all of the Purchased Assets, or from any other election of remedies. Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's-length.

                  14.2.13 Appointment of Receiver. Upon the occurrence and during the continuance of an Event of Default, the Buyer Parties shall be entitled, without notice, to the appointment of a receiver by any court having jurisdiction to take possession of and protect, collect, manage, liquidate and sell the Purchased Assets and any other Collateral or any portion thereof, collect the payments due with respect to the Purchased Assets and any other Collateral or any portion thereof and take any other actions that the Buyer Parties are authorized to take hereunder. Seller shall pay all costs and expenses incurred by the Buyer Parties in connection with the appointment and activities of such receiver.

15.      RECORDING OF COMMUNICATIONS

         EACH OF THE BUYER PARTIES AND SELLER SHALL HAVE THE RIGHT (BUT NOT THE OBLIGATION) FROM TIME TO TIME TO MAKE OR CAUSE TO BE

MADE TAPE RECORDINGS OF COMMUNICATIONS BETWEEN ITS EMPLOYEES AND THOSE OF THE OTHER PARTY WITH RESPECT TO TRANSACTIONS. EACH OF THE BUYER PARTIES AND SELLER HEREBY CONSENTS TO THE ADMISSIBILITY OF SUCH TAPE RECORDINGS IN ANY COURT, ARBITRATION, OR OTHER PROCEEDINGS, AND AGREES THAT A DULY AUTHENTICATED TRANSCRIPT OF SUCH A TAPE RECORDING SHALL BE DEEMED TO BE A WRITING CONCLUSIVELY EVIDENCING THE PARTIES' AGREEMENT. 16. NOTICES AND OTHER COMMUNICATIONS

         The provisions of Paragraph 13 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 16:

         All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) hand delivery, with proof of attempted delivery,
(b) certified or registered United States mail, postage prepaid, (c) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (d) by facsimile (with transmission confirmation); provided that such faxed notice must also be delivered by one of the means set forth in (a), (b) or (c) above, to the address specified in Annex II hereto or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section. A copy of all notices, consents, approvals and requests directed to Seller (other than Confirmations) shall be delivered concurrently to the following: Latham & Watkins LLP, 885 Third Ave., New York, New York 10022, Attn: David Stewart (028354-0040), Facsimile Number: (212) 751-4864. A notice shall be deemed to have been given: (i) in the case of hand delivery, at the time of delivery, (ii) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day, (iii) in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day, or (iv) in the case of facsimile, upon receipt of transmission confirmation; provided that such faxed notice was also delivered as required in this Section. A party receiving a notice which does not comply with the technical requirements for notice under this Section may elect to waive any deficiencies and treat the notice as having been properly given.

17.      NON-ASSIGNABILITY

         The provisions of Paragraph 15 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 17:

         17.1 The rights and obligations of the parties under the Transaction Documents and under any Transaction shall not be assigned by either party without the prior written consent of the other party; provided, that the Buyer Parties shall be permitted to assign such rights and obligations (x) without the consent of Seller in the case of an assignment by a Buyer Party to (i) any Approved Assignee which is a direct or indirect subsidiary of Bank of America Corporation, (ii) any Approved Assignee which is a financial institution (it being understood that for the purposes of this Section 17.1, any insurance company, bank, mutual fund or other similar entity shall be deemed a financial institution hereunder) and (iii) any other Approved Assignee during the continuance of a Specified Event of Default, in each case with written notification to Seller within a reasonable time thereafter and (y) with the consent of Seller (which shall not be unreasonably withheld), in the case of an assignment by a Buyer Party to any Approved Assignee which is a non-financial institution engaged in the business of purchasing B notes and/or mezzanine loans. In the event of any such assignment by a Buyer Party, such Buyer Party shall cause its assignee to execute and deliver to Seller such documents as Seller shall consider reasonably necessary to effect fully such assignment and/or to confirm the status of such assignee as an Approved Assignee.

         17.2 The Buyer Parties shall be entitled to issue one or more participation interests with respect to any or all of the Transactions with written notification to Seller within a reasonable time thereafter; provided, however, that (i) such participation interests may not represent in the aggregate more than 75% of the aggregate Repurchase Price of all Transactions,
(ii) the Buyer Agent shall act as exclusive agent for all participants in any dealings with Seller in connection with all Transactions, (iii) Seller shall not be obligated to deal directly with any party other than the Buyer Agent in connection with any Transactions, or to pay or reimburse the Buyer Agent or any other Person for any fees, costs, expenses or other amounts that would not have been incurred had no participation interests in the related Transactions been issued, (iv) the Buyer Agent shall maintain unilateral control over all discretionary determinations to be made by it hereunder, including without limitation, determinations as to eligibility and purchase of Eligible Loans and Eligible Securities, the Market Value thereof, the granting of waivers of noncompliance with the terms of the Transaction Documents, the granting of extensions of the Termination Date and/or increases in the Facility Amount and the exercise of rights and remedies upon the occurrence and during the continuation of an Event of Default and (v) at any time prior to the occurrence and continuance of a Specified Event of Default, no Buyer Party shall sell (unless consented to by the Seller (such consent not to be unreasonably withheld)), any participation to any non-financial institutions engaged in the business of purchasing B notes and/or mezzanine loans (it being understood that for the purposes of this Section 17.2, any insurance company, bank or mutual fund shall be deemed a financial institution hereunder).

         17.3 Subject to the foregoing, the Transaction Documents and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Nothing in the Transaction Documents, express or implied, shall give to any Person, other than the parties to the Transaction Documents and their respective successors, any benefit or any legal or equitable right, power, remedy or claim under the Transaction Documents.

18.      CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

         18.1 Each party irrevocably and unconditionally (i) submits to the nonexclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under the Agreement or relating in any way to the Agreement or any Transaction under the Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

         18.2 To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from setoff or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under the Agreement or relating in any way to the Agreement or any Transaction under the Agreement.

         18.3 The parties hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified herein. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 18 shall affect the right of the Buyer Parties to serve legal process in any other manner permitted by law or affect the right of the Buyer Parties to bring any action or proceeding against Seller or its property in the courts of other jurisdictions.

         18.4 EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THE AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

19.      NO RELIANCE

         Each of the Buyer Parties and Seller hereby acknowledges, represents and warrants to the other that, in connection with the negotiation of, the entering into, and the performance under, the Transaction Documents and each Transaction thereunder:

         19.1 It is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party to the Transaction Documents, other than the representations expressly set forth in the Transaction Documents.

         19.2 It has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

         19.3 It is a sophisticated and informed Person that has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Transaction Documents and each Transaction thereunder and is capable of assuming and willing to assume (financially and otherwise) those risks.

         19.4 It is entering into the Transaction Documents and each Transaction thereunder for the purposes of managing its borrowings or investments or hedging its underlying assets or liabilities and not for purposes of speculation.

         19.5 It is not acting as a fiduciary or financial, investment or commodity trading advisor for the other party and has not given the other party (directly or indirectly through any other Person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, business, investment, financial accounting or otherwise) of the Transaction Documents or any Transaction thereunder.

20.      INDEMNITY

         Seller hereby agrees to indemnify the Buyer Parties, any Buyer Party's designee and each of its officers, directors, employees and agents ("Indemnified Parties") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, taxes (including stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Purchased Assets or in connection with any of the transactions contemplated by the Agreement and the documents delivered in connection herewith, other than income taxes of the Buyer Parties), fees, costs, expenses (including reasonable attorneys' fees and disbursements actually incurred to external counsel) or disbursements (all of the foregoing, collectively "Indemnified Amounts") which may at any time (including, without limitation, such time as the Agreement shall no longer be in effect and the Transactions shall have been repaid in full) be imposed on or asserted against any Indemnified Party in any way whatsoever arising out of or in connection with, or relating to, the Agreement or any Transactions thereunder or any action taken or omitted to be taken by any Indemnified Party under or in connection with any of the foregoing; provided, that Seller shall not be liable for Indemnified Amounts (i) resulting from the gross negligence or willful misconduct of any Indemnified Party or (ii) attributable to a Buyer's ownership of any Purchased Loan following enforcement of its rights under the Agreement with respect thereto (unless and to the extent such liability relates to an event, circumstance or condition which occurred prior to the enforcement of such rights). Without limiting the generality of the foregoing, Seller agrees to hold the Buyer Parties harmless from and indemnify the Buyer Parties against all Indemnified Amounts with respect to all Purchased Loans relating to or arising out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation ERISA, the Truth in Lending Act and/or the Real Estate Settlement Procedures Act, that, in each case, results from anything other than the Buyer Parties' gross negligence or willful misconduct. In any suit, proceeding or action brought by the Buyer Parties in connection with any Purchased Loan for any sum owing thereunder, or to enforce any provisions of any Purchased Loan, Seller will save, indemnify and hold the Buyer Parties harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Seller. Seller also agrees to reimburse the Buyer Parties as and when billed by the Buyer Agent for all the Buyer Parties' costs and expenses incurred in connection with the Buyer Agent's due diligence reviews with respect to the Purchased Assets (including, without limitation, those incurred pursuant to Section 21) and the enforcement or the preservation of the Buyer Parties' rights under the

Agreement or any Transaction
contemplated hereby, including without limitation the fees and disbursements of its external counsel. Seller hereby acknowledges that the obligation of Seller hereunder is a recourse obligation of Seller.

21.      DUE DILIGENCE

         Seller acknowledges that the Buyer Parties has the right to perform continuing due diligence reviews with respect to the Purchased Assets, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and Seller agrees that upon reasonable prior written notice to Seller, the Buyer Agent or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Purchased Loan Files, Servicing Records and any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession or under the control of Seller, any other servicer or subservicer and/or the Custodian. Seller also shall make available to the Buyer Agent a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Purchased Loan Files and the Purchased Assets. Without limiting the generality of the foregoing, Seller acknowledges that the Buyer Parties may enter into Transactions with Seller based solely upon the information provided by Seller to the Buyer Agent and the representations, warranties and covenants contained herein, and that the Buyer Agent, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Assets. A Buyer may underwrite such Purchased Loans itself or engage a third-party underwriter to perform such underwriting. Seller agrees to reasonably cooperate with the Buyer Parties and any third-party underwriter in connection with such underwriting, including, but not limited to, providing the Buyer Parties and any third-party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession, or under the control, of Seller. Seller further agrees that Seller shall reimburse the Buyer Parties for any and all out-of-pocket costs and expenses reasonably incurred by the Buyer Parties in connection with the Buyer Parties' activities pursuant to this Section 21.

22.      SERVICING

         22.1 Notwithstanding the purchase and sale of the Purchased Loans hereby, Seller, Sponsor or any of their respective designees shall continue to service the Purchased Loans for the benefit of Buyers and, if a Buyer shall exercise its rights to pledge or hypothecate the Purchased Loans prior to the Termination Date pursuant to Section 8, such Buyer's assigns; provided, however, that the obligations of Seller or Sponsor or such designee to service any of the Purchased Loans shall cease, at Seller's option, upon the payment by Seller to the Buyer Agent, for the benefit of the Buyers, of the Repurchase Price therefor. Seller shall service or cause the Servicer to service the Purchased Loans in accordance with Accepted Servicing Practices.

         22.2 Seller agrees that the Buyer Agent, for the benefit of the Buyers, is the owner of all servicing records, including but not limited to any and all servicing agreements (the "Servicing Agreements"), files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Purchased Loans (the "Servicing Records") so long as the Purchased Loans are subject to the Agreement. Seller grants the Buyer Agent, for the benefit of the Buyers, a security interest in all servicing fees and rights relating to the Purchased Loans and all Servicing Records to secure the obligation of Seller or its designee to service in conformity with this Section and any other obligation of Seller to the Buyer Parties. Seller covenants to safeguard such Servicing Records and to deliver them promptly to the Buyer Agent or its designee (including the Custodian) at the Buyer Agent's request.

         22.3 Upon the occurrence and continuance of an Event of Default, the Buyer Agent may, in its sole discretion, (i) sell its right to the Purchased Loans on a servicing released basis or (ii) terminate Seller or any Servicer of the Purchased Loans with or without cause, in each case without payment of any termination fee.

         22.4 If the Purchased Loans are serviced by a Servicer, Seller shall irrevocably assign all rights, title and interest in the Servicing Agreements in the Purchased Loans to the Buyer Agent, for the benefit of the Buyers.

         22.5 Seller shall cause each Servicer engaged by Seller to execute a letter agreement in form and substance acceptable to the Buyer Agent pursuant to which such Servicer (i) agrees to deposit all Income in respect of the Purchased Loans serviced by it directly into the Cash Management Account and (ii) acknowledges each Buyer's and Buyer Agent's rights under Section 22.2, Section
22.3 and Section 22.4 of this Annex I.

23.      MISCELLANEOUS

         23.1 Time is of the essence under the Transaction Documents and all Transactions thereunder and all references to a time shall mean New York time in effect on the date of the action unless otherwise expressly stated in the Transaction Documents.

         23.2 All rights, remedies and powers of the Buyer Parties and Seller hereunder and in connection herewith are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers of the Buyer Parties or Seller, as applicable, whether under law, equity or agreement. In addition to the rights and remedies granted to it in the Agreement, the Buyer Agent shall have all rights and remedies of a secured party under the UCC and Seller shall have all rights and remedies of a debtor under the UCC.

         23.3 The Transaction Documents may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         23.4 The headings in the Transaction Documents are for convenience of reference only and shall not affect the interpretation or construction of the Transaction Documents.

         23.5 Without limiting the rights and remedies of the Buyer Parties under the Transaction Documents, Seller shall pay the Buyer Parties' reasonable out-of-pocket costs and expenses, including reasonable fees actually incurred and expenses of accountants, external attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of, and any amendment, supplement or modification to, the Transaction Documents and the Transactions thereunder. Seller agrees to pay the Buyer Agent, for the account of the Buyers, on demand all costs and expenses (including expenses actually incurred to external counsel for legal services of every kind) of any subsequent enforcement of any of the provisions hereof, or of the performance by any Buyer Party of any obligations of Seller in respect of the Purchased Securities, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Purchased Assets and for the custody, care or preservation of the Purchased Assets (including insurance costs) and defending or asserting rights and claims of any Buyer Party in respect thereof, by litigation or otherwise. In addition, Seller agrees to pay the Buyer Agent, for the account of the Buyers, on demand all reasonable costs and expenses (including reasonable expenses for legal services actually incurred to external counsel) incurred in connection with the maintenance of the Cash Management Account and registering the Purchased Securities in the name of the applicable Buyer or its nominee. All such expenses shall be recourse obligations of Seller to the Buyer Agent, for the benefit of the Buyers, under the Agreement.

         23.6 Each provision of the Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Agreement.

         23.7 The parties acknowledge and agree that although they intend to treat each Transaction as a sale of the Purchased Assets, in the event that such sale shall be recharacterized as a secured financing, this Annex I shall also serve as a security agreement with respect to the Buyer Agent's rights in the Collateral. In order to secure and to provide for the prompt and unconditional repayment of the Repurchase Price and the performance of its obligations under the Agreement, Seller hereby pledges to the Buyer Agent, for the benefit of the Buyers, and hereby grants to the Buyer Agent, for the benefit of the Buyers, a first priority security interest in all of its rights in the Purchased Assets. Seller hereby covenants to duly execute any Form UCC-1 financing statements as reasonably required by the Buyer Agent in order to perfect its security interest created hereby in such rights and obligations granted above, it being agreed that Seller shall pay any and all fees required to file such financing statements.

         23.8 The Agreement contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

         23.9 The parties understand that the Agreement is a legally binding agreement that may affect such party's rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of the Agreement and that it is satisfied with its legal counsel and the advice received from it.

         23.10 Should any provision of the Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all parties have participated in the preparation of the Agreement.

         23.11 The parties recognize that each Transaction is a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

         23.12 Each Buyer Party's duty with respect to the custody, safekeeping and physical preservation of any Purchased Assets in its possession shall be to deal with such Purchased Assets in the same manner as such Buyer Party deals with similar property for its own account. Neither the Buyer Parties nor any of their affiliates, directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Purchased Assets or for any delay in doing so, and except as otherwise expressly provided in the Agreement, no such Person shall be under any obligation to sell or otherwise dispose of any Purchased Assets upon the request of Seller or otherwise. All authorizations and agencies contained herein with respect to the Purchased Assets are irrevocable and are powers coupled with an interest.

         23.13 In addition to any rights and remedies of the Buyer Parties provided by the Agreement and by applicable law, the Buyer Agent shall have the right, without prior notice to Seller, any such notice being expressly waived by Seller to the extent permitted by applicable law, upon any amount becoming due and payable by Seller hereunder (whether at the Termination Date, by acceleration or otherwise) to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final) in any currency, and any other credits, indebtedness or claims in any currency, in each case, whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by a Buyer Party or any Affiliate thereof to or for the credit or the account of Seller. If any such obligation is unascertained, the Buyer Agent shall account to Seller when the obligation is ascertained. The Buyer Agent agrees promptly to notify Seller after any such set off and application made by the Buyer Agent; provided, that the failure to give such notice shall not affect the validity of such set off and application.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Annex I as of the 20th day of July, 2007.


                                  BUYERS:


                                  BANK OF AMERICA, N.A.


                                  By:  /s/ Peter Cookson
                                       -----------------------------------------
                                       Name: Peter Cookson
                                       Title:   Managing Director


                                  BANC OF AMERICA MORTGAGE
                                    CAPITAL CORPORATION


                                  By:  /s/ Peter Cookson
                                       -----------------------------------------
                                       Name: Peter Cookson
                                       Title:   Managing Director


                                  BUYER AGENT:


                                  BANK OF AMERICA, N.A.


                                  By:  /s/ Peter Cookson
                                       -----------------------------------------
                                       Name: Peter Cookson
                                       Title:   Managing Director

                                  SELLER:


                                  ANTHRACITE CAPITAL BOFA FUNDING
                                    LLC, a Delaware limited liability company


                                  By:   Anthracite Capital, Inc., a Maryland
                                        corporation, its sole member


                                  By:  /s/ Richard Shea
                                       -----------------------------------------
                                       Name: Richard Shea
                                       Title:

                             EXHIBITS AND SCHEDULES

SCHEDULE I-A             Original Purchase Percentages and Applicable Spreads

EXHIBIT I                Form of Confirmation

EXHIBIT II               Authorized Representatives of Seller

EXHIBIT III              Form of Aggregate Collateral Report

EXHIBIT IV               Form of Custodial Delivery

EXHIBIT V                Form of Power of Attorney

EXHIBIT VI               Representations and Warranties Regarding
                         Individual Purchased Loans

EXHIBIT VII              Purchased Loan Information

EXHIBIT VIII             Advance Procedure

EXHIBIT IX               Form of Redirection Letter

                                  SCHEDULE I-A

              Original Purchase Percentages and Applicable Spreads



                                               Stabilized Properties       Bridge Loans and
                                                                           Development Loans

                              Rating
        Collateral           Category /       Original                    Original
      Type Grouping            LTV            Purchase     Applicable     Purchase     Applicable
                          (as applicable)    Percentage      Spread      Percentage      Spread
------------------------ ------------------ ------------- ------------ -------------- -------------
Investment Grade           BBB+ or better        90%         30 bps         N/A           N/A
CMBS Securities                BBB               90%         35 bps         N/A           N/A
                               BBB-             90%          40 bps         N/A           N/A
------------------------ ------------------ ------------- ------------ -------------- -------------
Non-Investment                  BB+              85%         65 bps         N/A           N/A
Grade CMBS
Securities                       B+              75%         95 bps         N/A            N/A
                                 B               75%         95 bps         N/A            N/A
                                 B-              70%         95 bps         N/A            N/A
                               Unrated           55%         175 bps        N/A            N/A
------------------------ ------------------ ------------- ------------ -------------- -------------
Whole Loans                     <65%            95%          50 bps         85%          70 bps
                                -

                                <70%            95%          60 bps         85%          80 bps
                                -

                                <75%            90%          70 bps         80%          90 bps
                                -

                                <80%            85%          80 bps         75%         100 bps
                                -

                                <85%            80%          100 bps        70%         120 bps
                                -

                                <90%            75%          110 bps        65%         130 bps
                                -
------------------------ ------------------ ------------- ------------ -------------- -------------
B Notes/                        <65%            90%          70 bps         80%          90 bps
Mezzanine Loans                 -

                                <70%            85%          80 bps         75%         100 bps
                                -

                                <75%            80%          85 bps         70%         115 bps
                                -

                                <80%            80%          100 bps        70%         130 bps
                                -

                                <85%            70%          130 bps        60%         150 bps
                                -

                                <90%            65%          170 bps        55%         190 bps
                                -
------------------------ ------------------ ------------- ------------ -------------- -------------

                                 Schedule I-A-1

                                                                       EXHIBIT I

                              FORM OF CONFIRMATION
                       ANTHRACITE CAPITAL BOFA FUNDING LLC

Ladies and Gentlemen:

         [Bank of America, N.A.] [Banc of America Mortgage Capital Corporation] is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which Bank of America, N.A. shall purchase from you the Purchased Assets identified in Annex I, pursuant to the Master Repurchase Agreement between BANK OF AMERICA, N.A., ("BANA"), BANC OF AMERICA MORTGAGE CAPITAL CORPORATION ("BAMCC") (BANA and BAMCC, individually and/or collectively, as the context may require, each a "Buyer" or collectively, "Buyers"), BANK OF AMERICA, N.A., as buyer agent (the "Buyer Agent") and ANTHRACITE CAPITAL BOFA FUNDING LLC ("Seller"), dated as of July 20, 2007 (the "Agreement"); capitalized terms used herein without definition have the meanings given in the Agreement), as follows below and on the attached Schedule 1:


                                   Exhibit I-1

                                              [Bank of America, N.A.]
                                              [Banc of America
Buyer:                                        Mortgage Capital Corporation]
Purchase Date:                                __________, 20__
Purchased Assets:
Aggregate Principal Amount of
Purchased Assets (Original/Current):
Percentage Class Purchased:                   _________%
Market Value:                                 $
Original Purchase Percentage:                 _________%
Buyer's Maximum Purchase Price:               $
Purchase Price:                               $
Contingent Purchase Price
(i.e., additional payment available):         $
Pricing Rate:                                 [one][two][three]- month LIBOR
                                               plus ___%
CF Sweep Purchase Percentage:                 _________%
Governing Agreements / Trustee:               As identified on attached
                                               Schedule 1
Name and address for communications:          Buyer:  [Bank of America, N.A.]
                                              [Banc of America Mortgage Capital
                                              Corporation]
                                                    Mail Code: NC1-027-22-04
                                                    Hearst Tower
                                                    214 North Tryon Street
                                                    Charlotte, NC  28255
                                                    Attention:  Tina Fotopolous
                                                    Telephone:  (704) 387-9937
                                                    Facsimile:  (704) 386-1094
                                              Seller:  ANTHRACITE CAPITAL
                                                       BOFA FUNDING LLC
                                                    c/o BlackRock Financial
                                                    Management, Inc.
                                                    40 East 52nd Street
                                                    New York, NY  10022
                                                    Attention:  Mr. Richard Shea
                                                    Telephone:  (212) 754-5579
                                                    Facsimile:  (212) 754-8758


                                              [BANK OF AMERICA, N.A.] [BANC OF
                                                AMERICA MORTGAGE CAPITAL
                                                CORPORATION]

                                   Exhibit I-2

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

AGREED AND ACKNOWLEDGED:

ANTHRACITE CAPITAL BOFA FUNDING LLC,
a Delaware limited liability company


By:    Anthracite Capital, Inc.,
       a Maryland corporation, its sole member

By:
   -------------------------------
   Name:
   Title:


                                   Exhibit I-3

                      Schedule 1 to Confirmation Statement

Purchased Securities:

Aggregate Principal Amount (Original/Current):

CUSIP NO.:

Securitization Documents (including Master

Servicer, Special Servicer and Trustee):

-------------------------------------------------------------------------------

Purchased Loans:

Aggregate Principal Amount (Original/Current):

Purchased Loan Documents:


                                  Schedule 1-1

                           Summary of Purchased Assets

Purchased Asset: ______


                           Seller   Buyer's             Original     Buyer's  Spread   LIBOR
Class,     Outstanding     Owned    Market    Rating,   Purchase    Purchase   over    Reset
if any       Balance       Face     Value     if any    Percentage   Price     LIBOR   Period
------------------------------------------------------------------------------------------------



                                  Schedule 1-2

                                                                      EXHIBIT II

AUTHORIZED REPRESENTATIVES OF SELLER


      Name                                                Specimen Signature
----------------------                                   ---------------------

Christopher A. Milner     Chief Executive Officer      ________________________

Richard Shea              President and Chief          ________________________
                          Operating Officer

James J. Lillis           Chief Financial Officer      ________________________
                          and Treasurer


                                  Exhibit II-1

                                                                     EXHIBIT III

MONTHLY REPORTING PACKAGE

                       FORM OF AGGREGATE COLLATERAL REPORT

                     AGGREGATE COLLATERAL REPORT INFORMATION
                           FOR EACH PURCHASED SECURITY

Purchased Security Information (By Rating Category):

Issuer, Series and Class
Beginning Balance
Pass-Through Rate
Principal Distribution Amount
Interest Distribution Amount
Total Distribution
Principal Losses
Interest Shortfalls/Recoveries
Ending Certificate Balance
Available credit support, in %, available to Purchased Security*
Additional Underlying Trust Expenses
Rating
CUSIP No.
Deal Name Description
Payment Date
Trustee, Master Servicer, Special Servicer
Special Servicing Report
Details

Mortgage Loan Information:

Aggregate Outstanding Balance
Realized Losses per Asset for Underlying Trust for the Prior Month Cumulative Realized Losses per Asset
Dollar Amount and Percentage of Aggregate Pool Balance of:
         Purchased Loans 30-59 days delinquent
         Purchased Loans 60-89 days delinquent
         Purchased Loans 90 or more days delinquent
         Purchased Loans in Foreclosure
REO - Listing of Assets
Number of loans at start and end of the month
Outstanding principal balance at start and end of the month
Repayments - Listing of Assets
Foreclosures - Listing of Assets
Bankruptcies - Listing of Assets
Current weighted average maturity
Current weighted average coupon (Based on Pay Rate)
Escrow balances held by primary servicer, if available


* Only to the extent provided in Purchased Security distribution date statements.


                                  Exhibit III-1

                                                                      EXHIBIT IV

FORM OF CUSTODIAL DELIVERY

         On this ______ of ________, 20__, ANTHRACITE CAPITAL BOFA FUNDING LLC ("Seller"), as Seller under that certain Master Repurchase Agreement, dated as of July 20, 2007 (the "Repurchase Agreement") between Seller, BANK OF AMERICA, N.A. ("BANA"), BANC OF AMERICA MORTGAGE CAPITAL CORPORATION ("BAMCC") (BANA AND BAMCC, individually and/or collectively, as the context may require, each a "Buyer" or collectively, "Buyers") and BANK OF AMERICA, N .A., as buyer agent (the "Buyer Agent"), does hereby deliver to WELLS FARGO BANK, N.A. ("Custodian"), as custodian under that certain Custodial Agreement, dated as of July 20, 2007, among the Buyer Agent, Seller and Custodian, the Purchased Loan Files with respect to the Purchased Loans to be purchased by [Bank of America, N.A.] [Banc of America Mortgage Capital Corporation], as Buyer, pursuant to the Repurchase Agreement, which Purchased Loans are listed on the Purchased Loan Schedule attached hereto and which Purchased Loans shall be subject to the terms of the Custodial Agreement on the date hereof.

         With respect to the Purchased Loan Files delivered hereby, for the purposes of issuing the Trust Receipt, Custodian shall review the Purchased Loan Files to ascertain delivery of the documents listed in Section 3(g) to the Custodial Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

         IN WITNESS WHEREOF, Seller has caused its name to be signed hereto by its officer thereunto duly authorized as of the day and year first above written.


                                  ANTHRACITE CAPITAL BOFA FUNDING
                                    LLC, a Delaware limited liability company


                                  By:   Anthracite Capital, Inc., a Maryland
                                        corporation, its sole member


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  Exhibit IV-1

                                                                       EXHIBIT V

FORM OF POWER OF ATTORNEY

         Know All Men by These Presents, that ANTHRACITE CAPITAL BOFA FUNDING LLC ("Seller"), does hereby appoint BANK OF AMERICA, N.A. ("Buyer Agent"), its attorney-in-fact to act in Seller's name, place and stead in any way which Seller could do with respect to (i) the completion of the endorsements of the Mortgage Notes and the Assignments of Mortgages and the Mezzanine Notes, (ii) the recordation of the Assignments of Mortgages and (iii) the enforcement of Seller's rights under the Purchased Loans purchased by BANK OF AMERICA, N.A. and/or BANC OF AMERICA MORTGAGE CAPITAL CORPORATION (individually, a "Buyer" and collectively, as the context may require, each a "Buyer" or collectively, the "Buyers") pursuant to the Master Repurchase Agreement dated as of July 20, 2007 between Seller, Buyer Agent and Buyers and to take such other steps as may be necessary or desirable to enforce the Buyer Agent's or Buyer's rights against such Purchased Loans, the related Purchased Loan Files and the Servicing Records to the extent that Seller is permitted by law to act through an agent.

         TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OR SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND SELLER ON ITS OWN BEHALF AND ON BEHALF OF SELLER'S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

         IN WITNESS WHEREOF, Seller has caused this Power of Attorney to be executed this 17th day of July, 2007.


                                  ANTHRACITE CAPITAL BOFA FUNDING
                                    LLC, a Delaware limited liability company


                                  By: Anthracite Capital, Inc., a Maryland
                                      corporation, its sole member


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   Exhibit V-1

                                                                      EXHIBIT VI

REPRESENTATIONS AND WARRANTIES REGARDING EACH INDIVIDUAL PURCHASED LOAN WHICH IS AN ELIGIBLE FIRST MORTGAGE LOAN OR AN ELIGIBLE DEVELOPMENT LOAN
--------------------------------------------------------------------------------

         With respect to each Purchased Loan which is an Eligible First Mortgage Loan or an Eligible Development Loan, Seller represents and warrants on each Purchase Date as follows, other than as set forth on the exception report provided to the Buyer Agent in accordance with the Agreement.

         1.Purchased Loan Schedule and Purchased Loan Information. The information set forth in the Purchased Loan Schedule and the Purchased Loan Information is complete, true and correct in all material respects as of the date thereof.

         2. Ownership of Purchased Loans. Immediately prior to the transfer to Buyers of the Purchased Loans, Seller had good title to, and was the sole owner of, each Purchased Loan. Seller has full right, power and authority to transfer and assign each of the Purchased Loans to or at the direction of the Buyer Agent and has validly and effectively conveyed (or caused to be conveyed) to the applicable Buyer or its designee all of Seller's legal and beneficial interest in and to the Purchased Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Purchased Loans to any Buyer or its designee does not require Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

         3. Payment Record. The Purchased Loan is performing and no scheduled payment of principal and interest under any Purchased Loan was 30 days or more past due as of the Purchase Date without giving effect to any applicable grace period, and no Purchased Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Purchase Date.

         4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Purchased Loan constitutes a valid enforceable lien upon the related Mortgaged Property, prior to all other liens and encumbrances (except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity), except for

                  (a) the lien for current real estate taxes and assessments not yet due and payable;

                  (b) covenants, conditions and restrictions, rights-of-way, easements and other matters for Mortgagor's benefit and/or are insured by the related lender's title insurance policy; and

                  (c) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b) or (c) interferes with the security intended to be provided by such Mortgage or materially interferes with the marketability or current use


                                  Exhibit VI-1
         of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Purchased Loan debt (the foregoing items (a) through (c) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the applicable Buyer is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments that are included in the Purchased Loan File, establishes and creates a valid and enforceable (except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity), security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate the related Mortgaged Property. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, and such security interest is a first or second priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

         5. Assignment of Leases and Rents. The Assignment of Leases set forth in the Mortgage (or in a separate instrument) and related to and delivered in connection with each Purchased Loan establishes and creates a valid, subsisting and (except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity), enforceable perfected lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the applicable Buyer is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

         6. Mortgage Status; Waivers and Modifications. No Mortgage or Mortgage Note has been satisfied, canceled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in material part, nor has any instrument been executed that would affect any such satisfaction, cancellation, subordination, rescission or release except for any partial reconveyances of portions of the real property that are unimproved except by paving or landscaping and do not materially adversely affect the value of the property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any material respect, except by written instruments, all of which are included in the related Purchased Loan File.


                                  Exhibit VI-2

         7. Condition of Property; Condemnation. Except as set forth in an engineering report prepared in connection with the origination or acquisition of the related Purchased Loan and included in the related Purchased Loan File, each Mortgaged Property is free and clear of any damage that would materially and adversely affect its value as security for the related Purchased Loan (normal wear and tear excepted), except to the extent reserves have been established to cover the costs to remediate such damages. Seller has received no notice of any pending or threatened proceeding for the condemnation of all or any material portion of any Mortgaged Property. As of the date of the origination or acquisition of each Purchased Loan, all of the material improvements on the related Mortgaged Property which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

         8. Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form thereof as adopted in the applicable jurisdiction) lender's title insurance policy (or, if a title policy meeting the foregoing description has not yet been issued, is evidenced by a commitment for title insurance "marked up" at the closing of such Purchased Loan and there is a binding and enforceable commitment of the applicable title insurance company to issue the policy described in such commitment without any conditions to such issuance) (the "Title Policy") in the original principal amount of the related Purchased Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien subject only to Permitted Encumbrances (or an escrow letter or a marked up title insurance commitment on which the required premium has been paid exists which evidences that such Title Policy will be issued). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made thereunder. No holder of the related Mortgage has done, by act or omission, anything that would impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Purchased Loan to the applicable Buyer, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the applicable Buyer without the consent of or notice to the insurer.

         9. No Holdbacks. Except as set forth on the Purchased Loan Schedule, the proceeds of each Purchased Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Purchased Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Purchase Date have been complied with, or any such funds so escrowed have not been released.

         10. Mortgage Provisions. The Mortgage Note or Mortgage for each Purchased Loan contains customary and enforceable provisions such as would be expected to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.


                                  Exhibit VI-3

         11. Buyer under Deed of Trust. If any Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

         12. Environmental Conditions. An environmental site assessment (or an update of a previous assessment) was performed with respect to each Mortgaged Property in connection with the origination or acquisition of the related Purchased Loan, a report of each such assessment (an "Environmental Report") has been delivered to the Buyer Agent and a copy has been included as part of the related Purchased Loan File, and there is no adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each related Mortgagor is now in compliance, and each Mortgage requires the related Mortgagor to comply (and to cause the related Mortgaged Property to comply), with all applicable federal, state and local environmental laws and regulations ("Environmental Laws"). Where such Environmental Report disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, (ii) the related Mortgagor was required either to provide additional security and/or to obtain an operations and maintenance plan or (iii) the related Mortgagor provided evidence that applicable federal, state or local governmental authorities would not take any action, or require the taking of any action, in respect of such condition or circumstance. The related Purchased Loan Documents contain provisions pursuant to which the related borrower or a principal of such borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable Environmental Laws.

         13. Loan Document Status. Each Mortgage Note, Mortgage and any other agreement that evidences or secures a Purchased Loan and that was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any nonrecourse provisions contained in any of the foregoing agreements), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and any applicable state antideficiency or market value limit deficiency legislation. Seller has not received any written notice of any and there are no valid defenses, counterclaims or rights of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements.

         14. Insurance. Each Mortgaged Property is required pursuant to the related Mortgage to be and is insured by (a) a fire and extended perils insurance policy issued by an insurer meeting the requirements of such Purchased Loan providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Purchased Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Purchased Loan and the replacement cost (not allowing for depreciation) of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any coinsurance provisions with respect to the Mortgaged Property;
(b) a business


                                  Exhibit VI-4
interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property (other than manufactured housing communities); (c) a flood insurance policy (if any portion of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured and that requires at least thirty (30) days' (in the case of termination or cancellation other than for nonpayment of premiums) and at least ten (10) days' (in the case of termination or cancellation for nonpayment of premiums) prior notice to the holder of the Mortgage, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Other than as set forth in paragraph 17(h) hereof, each Mortgage provides that casualty insurance proceeds will be applied either to the restoration or repair of the related Mortgaged Property or to the reduction or defeasance of the principal amount of the Purchased Loan.

         15. Taxes and Assessments. There are no delinquent or unpaid taxes or assessments (including assessments payable in future installments), or other outstanding charges affecting any Mortgaged Property which are or may become a lien of priority higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be first payable thereon.

         16. Mortgagor Bankruptcy. No Mortgagor and, to Seller's knowledge, no tenant leasing space at the related Mortgaged Property that constitutes more than 25% of the gross leased space at such Mortgaged Property is a debtor in any state or federal bankruptcy or insolvency proceeding.

         17. Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple estate in real estate or, if the related Purchased Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"). With respect to any Purchased Loan secured by a Ground Lease but not by the related Fee Interest:

                  (a) such Ground Lease or a memorandum thereof has been duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between Seller and related lessor) permits the current use of the Mortgaged Property and permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage by limiting in any way its current use; and there has been no material change in the payment terms of such Ground Lease since the origination or acquisition of the


                                  Exhibit VI-5
         related Purchased Loan, with the exception of changes reflected in written instruments that are a part of the related Purchased Loan File;

                  (b) the lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

                  (c) the Mortgagor's interest in such Ground Lease is assignable to the applicable Buyer and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Purchase
         Date) and, in the event that it is so assigned, is further assignable by such Buyer and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                  (d) such Ground Lease is in full force and effect, and no event of default has occurred that has not been cured, nor has any event of default (regardless of cure) occurred during the previous one-year period. Seller has received no notice that an event of default has occurred thereunder, and, to Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  (e) such Ground Lease, or an estoppel letter or other agreement, (i) requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease to the extent such Ground Lease requires such notice, and (ii) further provides that no notice of termination given under such Ground Lease (including rejection of such Ground Lease in a bankruptcy proceeding) is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease;

                  (f) a mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  (g) such Ground Lease has an original term (including any extension options set forth therein that can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under such Ground Lease) which extends not less than twenty (20) years beyond the stated maturity date of the related Purchased Loan;

                  (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award other than in respect of a total loss will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a designee appointed by it having the right to


                                  Exhibit VI-6
         hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender for conduit programs), or to the payment or defeasance of the outstanding principal balance of the Purchased Loan together with any accrued interest thereon;

                  (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders;

                  (j) such Ground Lease provides, or the lessor has otherwise agreed, that such Ground Lease may not be amended or modified in any manner materially adverse to the interest of the mortgagee without the prior written consent of the mortgagee under such Purchased Loan; and


                  (k) the lessor is required to enter into a new lease with the mortgagee upon termination of the Ground Lease in the event of a rejection of the Ground Lease in bankruptcy.

         18. Escrow Deposits. All escrow deposits relating to each Purchased Loan that are, as of the Purchase Date, required to be deposited with Seller or its agent have been so deposited.

         19. LTV Ratio. The gross proceeds of each Purchased Loan to the related Mortgagor at origination did not exceed the noncontingent principal amount of the Purchased Loan and either: (a) such Purchased Loan is secured by an interest in real property having a fair market value (i) at the date the Purchased Loan was originated at least equal to 80 percent of the original principal balance of the Purchased Loan or (ii) at the Purchase Date at least equal to 80 percent of the principal balance of the Purchased Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Purchased Loan and (y) a proportionate amount of any lien that is in parity with the Purchased Loan (unless such other lien secures a Purchased Loan that is cross-collateralized with such Purchased Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Purchased Loans); or (b) substantially all the proceeds of such Purchased Loan were used to acquire, improve or protect the real property which served as the only security for such Purchased Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

         20. Advancement of Funds by Seller. Seller has not and no other holder of a Purchased Loan has advanced funds or induced, solicited or received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Purchased Loan.

         21. No Mechanics' Liens. As of the date of the Mortgage, and to the actual knowledge of Seller as of the Purchase Date, each Mortgaged Property is free and clear of any


                                  Exhibit VI-7
and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein or otherwise bonded.

         22. Compliance With Usury Laws. Each Purchased Loan complied with, or is exempt from, all applicable usury laws in effect at its date of origination.

         23. Cross-collateralization; Cross-default. No Purchased Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Purchased Loans, unless either (a) the effect of such cross-collateralization or cross-default provision is being terminated simultaneously herewith or (b) such Purchased Loan is subject to a standstill and release agreement reasonably acceptable to the Buyer Agent which prohibits any action against the borrower under the Purchased Loan and against the Mortgaged Property by the holder of such other loan and requires release of any such cross-collateralization at the request of the Buyer Agent upon the occurrence and during the continuation of an Event of Default if Seller shall have failed to repurchase such Purchased Loan pursuant to the terms of the Agreement.

         24. Releases of Mortgaged Property. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under the related Purchased Loan; provided, that the mortgagee may be required to grant releases of portions of the related Mortgaged Properties if (a) release is conditioned upon the satisfaction of certain legal and underwriting requirements or the payment of a release price, (b) the portion of the Mortgaged Property permitted to be released was not considered by Seller to be material in the underwriting of the Purchased Loan or (c) a total or partial defeasance is effected in respect of such Purchased Loan. No Purchased Loan permits the release or substitution of collateral if such release or substitution (i) would create a "significant modification" of such Purchased Loan within the meaning of Treas. Reg. ss. 1.1001 3 or (ii) would cause such Purchased Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to clause (A)(i) or (A)(ii) thereof).

         25. No Equity Participation or Contingent Interest. Except as disclosed to the Buyer Agent, no Purchased Loan contains any equity participation by the lender or provides for negative amortization or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

         26. No Material Default. There exists no material default, breach or event of acceleration under the documents evidencing or securing the Purchased Loan; provided, however, that this representation and warranty does not address or otherwise cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by Seller in any of paragraphs 3, 7, 12, 14, 15 and 17 of this Exhibit VI. Seller has not waived any material event of default, material default or material breach under the Purchased Loan Documents occurring within the past twelve (12) months.

         27. Local Law Compliance. To Seller's actual knowledge, based solely upon opinions of counsel and/or other due diligence customarily performed by Seller, the


                                  Exhibit VI-8
improvements located on or forming part of the related Mortgaged Property comply with applicable zoning laws and ordinances, or constitute legal nonconforming uses or structures or, if any such improvement does not so comply, such noncompliance does not materially and adversely affect the value of the related Mortgaged Property.

         28. Junior Liens. None of the Purchased Loans permits the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof. None of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage. Each Purchased Loan contains a "due on sale" clause that provides for the acceleration of the payment of the unpaid principal balance of the Purchased Loan if, without the prior written consent of the holder of the Purchased Loan, the related Mortgaged Property is transferred or sold.

         29. Actions Concerning Purchased Loans. To the actual knowledge of Seller, there are no actions, suits or proceedings pending or threatened before any court, administrative agency or arbitrator concerning any Purchased Loan or related Mortgagor or Mortgaged Property that might materially and adversely affect the value of the Mortgaged Property as security for the Purchased Loan.

         30. Servicing. The servicing and collection practices used by Seller have been in all material respects legal, proper and prudent and have met customary industry standards for servicing of commercial loans similar to the Purchased Loans in question.

         31. Licenses and Permits. To Seller's knowledge, as of the date of origination of the Purchased Loan, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

         32. Assisted Living Facility Regulation. If any Mortgaged Property is operated as an assisted living facility, (a) the related Mortgagor and operator, if different, is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

         33. Nonrecourse Exceptions. The Purchased Loan Documents for each Purchased Loan provide that such Purchased Loan constitutes the nonrecourse obligations of the related obligor thereon except that either (i) such provision does not apply in the case of fraud, misappropriation of awards, rents and proceeds by the Mortgagor and other similar carve-outs that are customary or
(ii) such documents provide that the Mortgagor shall be liable to the holder of the Purchased Loan for losses incurred as a result of fraud by the Mortgagor.

         34. Single-Purpose Entity. The Mortgagor on each Purchased Loan with an outstanding principal balance in excess of $10,000,000, was, as of the origination of the Purchased Loan, a Single-Purpose Entity. For this purpose, a "Single-Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one


                                  Exhibit VI-9
or more Mortgaged Properties securing the Purchased Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Purchased Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage or the other related Purchased Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity, separate and apart from any other person.

         Each borrower of a Purchased Loan in excess of $10,000,000 is an entity which has represented in connection with the origination of the Purchased Loan, or whose organizational documents as of the date of origination of the Purchased Loan; provided that so long as the Purchased Loan is outstanding it will have at least one independent director, manager or executive committee member.

         35. Separate Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related title insurance policy.

         36. Operating or Financial Statement. The related Purchased Loan Documents require the related borrower to furnish to the mortgagee at least annually an operating statement with respect to the related Mortgaged Property.

         37. Purchased Loan Modifications. Any Purchased Loan that was "significantly modified" prior to the Purchase Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default or reasonably foreseeable default of such Purchased Loan or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Purchased Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

         38. Inspections. Seller (or if Seller is not the originator, the originator of the Purchased Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Purchased Loan.

         39. Defeasance. Each Purchased Loan containing provisions for defeasance of mortgage collateral either (i) requires the prior written consent of, and compliance with the conditions set by, the holder of the Purchased Loan, or (ii) requires that (A) defeasance may not occur prior to the time permitted by applicable "real estate mortgage investment conduit" rules and regulations (if applicable), (B) the replacement collateral consists of U.S. governmental securities in an amount sufficient to make all scheduled payments under the Mortgage Note when due, (C) independent public accountants certify that the collateral is sufficient to make such payments, (D) counsel provide an opinion that the Buyer Agent, for the benefit of the Buyers, has a perfected security interest in such collateral prior to any other claim or interest, and (E) all costs and expenses arising from the defeasance of the mortgage collateral shall be borne by the borrower.

         40. Fraud. No fraudulent acts were committed by Seller in connection with its acquisition or origination of such Purchased Loan, nor, to Seller's knowledge, were any


                                  Exhibit VI-10
fraudulent acts committed by any Person in connection with the origination of such Purchased Loan.

         41. Other Agreements. Except as included in the related Purchased Loan File, Seller is not a party to any document, instrument or agreement, and there is no document, that by its terms modifies or affects the rights and obligations of any holder of such Purchased Loan and Seller has not consented to any material change or waiver to any term or provision of any such document, instrument or agreement and no such change or waiver exists.

REPRESENTATIONS AND WARRANTIES REGARDING EACH INDIVIDUAL PURCHASED LOAN WHICH IS AN ELIGIBLE DEVELOPMENT LOAN OR AN ELIGIBLE BRIDGE LOAN
--------------------------------------------------------------------------------

         With respect to each Purchased Loan which is an Eligible Development Loan or an Eligible Bridge Loan, Seller represents and warrants on each Purchase Date as follows, other than as set forth on the exception report provided to the Buyer Agent in accordance with the Agreement.

         1. Corresponding Representations. Seller makes the representations and warranties corresponding to Eligible Mezzanine Loans, Eligible First Mortgage Loans, or Eligible B Notes, as applicable, mutatis mutandis.

         2. Eligible Development Loans. With respect to each Purchased Loan which is an Eligible Development Loan, Seller additionally represents and warrants on each Purchase Date as follows, other than as set forth on the exception report provided to the Buyer Agent in accordance with the Agreement:

                  (a) The Purchased Loan is a performing commercial real estate loan owned by the Seller and the proceeds of which are applied to finance the acquisition of the underlying real property and the initial construction of improvements thereon and as to which scheduled construction and occupancy is scheduled to occur on or before 30 days prior to the Termination Date.

                  (b) The related borrower under the Purchased Loan has furnished to Seller performance bonds and/or labor and material payment bonds meeting the requirements of the related loan documents, with respect to the general contractor of the related construction project and each subcontractor whose subcontract amount exceeds $100,000, and such bonds are in full force and effect.

                  (c) Seller has delivered to the Buyer Agent a construction file containing all material plans and specifications, all contracts (including the general contract, the architect's contract, all material sub-contracts and all change orders), all borrower progress reports and all other material documents, in each case, contained in the related loan file.

                  (d) All requests made by the related borrower under the Purchased Loan for additional funding under the Purchased Loan, if any, that have been properly presented to


                                  Exhibit VI-11

         Seller and that were required to be advanced through the applicable Purchase Date have been advanced in accordance with the terms of the Purchased Loan documents.

                  (e) The Purchased Loan documents for such Purchased Loan are non-recourse to the related borrower subject to customary carve-outs required by lenders comparable to Seller for comparable loans.

REPRESENTATIONS AND WARRANTIES REGARDING EACH INDIVIDUAL PURCHASED LOAN WHICH IS AN ELIGIBLE MEZZANINE LOAN
--------------------------------------------------------------------------------

         With respect to each Purchased Loan which is an Eligible Mezzanine Loan, Seller represents and warrants on each Purchase Date (i) that each representation or warranty set forth in any other section of this Exhibit VI which pertains to the underlying Mortgaged Property related to such Purchased Loan is true and correct in all respects and (ii) as follows, in each case, other than as set forth on the exception report provided to the Buyer Agent in accordance with the Agreement:

         1. Purchased Loan Information. The information set forth in the Purchased Loan Schedule is complete, true and correct in all material respects.

         2. No Default or Dispute Under Purchased Loan Documents. To Seller's actual knowledge, there exists no material default, breach or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related underlying real property.

         3. No Offsets, Defenses or Counterclaims. There is no valid offset, defense or counterclaim to such Purchased Loan.

         4. Equity Pledges. With respect to each Purchased Loan which is an Eligible Mezzanine Loan only, the pledge of ownership interests securing such Purchased Loan encumbers 100% of the direct or indirect equity or ownership interests in the underlying real property owner (so that, except for the equity interests pledged to Seller, there are no direct or indirect equity or ownership interests in underlying real property owner or in any constituent entity) and has been fully perfected as a first priority lien in favor of Seller as mezzanine lender.

         5. Lockbox. The lockbox administrator, if any, is not an Affiliate of Seller.

         6. Enforceability. The Purchased Loan Documents have been duly and properly executed by Seller, and each is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Purchased Loan is not usurious. Seller has fully and validly perfected all security interests created or intended to be created pursuant to the Purchased Loan Documents.


                                  Exhibit VI-12

         7. Waivers and Modifications. The terms of the related Purchased Loan Documents have not been impaired, waived, altered or modified in any material respect (other than by a written instrument which is included in the related Purchased Loan File).

         8. Valid Assignment. The assignment of Purchased Loan constitutes the legal, valid and binding assignment of such Purchased Loan from Seller to or for the benefit of the applicable Buyer. No consent or approval by any third party is required for any such assignment of such Purchased Loan, for such Buyer's (or Buyer's Agent, as applicable) exercise of any rights or remedies under the assignment of Purchased Loan, or for such Buyer's (or Buyer's Agent, as applicable) sale or other disposition of such Purchased Loan if such Buyer acquires title thereto, other than consents and approvals which have been obtained. No third party (including underlying real property owner and underlying real property mortgagee) holds any "right of first refusal," "right of first negotiation," "right of first offer," purchase option, or other similar rights of any kind on account of the occurrence of any of the foregoing. No other impediment exists to any such transfer.

         9. Certain Representations and Warranties. To Seller's actual knowledge, all representations and warranties in the Purchased Loan Documents and in the underlying real property mortgage documents are true and correct in all material respects.

         10. Parties Authorized. To the extent required under applicable law as of the Purchase Date, each party to the Purchased Loan Documents was authorized to do business in the jurisdiction in which the related underlying real property is located at all times when it held the Purchased Loan to the extent necessary to ensure the validity and enforceability of such Purchased Loan.

         11. No Advances of Funds. No party to the Purchased Loan Documents has advanced funds on account of any default under the Purchased Loan or under the underlying real property mortgage documents.

         12. Servicing. The servicing and collection practices used by Seller for the Purchased Loan have complied with applicable law in all material respects and are consistent with those employed by prudent servicers of comparable loans.

         13. No Assignment. Seller has not effectuated any transfer, sale, assignment, hypothecation, or other conveyance of any of its rights and obligations under any Purchased Loan Document, except in connection with the Agreement.

         14. No Bankruptcy. To Seller's actual knowledge, none of the following parties is a debtor in any state or federal bankruptcy or insolvency proceeding:
Seller; underlying real property owner; or underlying real property mortgagee.

REPRESENTATIONS AND WARRANTIES REGARDING EACH INDIVIDUAL PURCHASED LOAN WHICH IS AN ELIGIBLE B NOTE
--------------------------------------------------------------------------------

         With respect to each Purchased Loan which is an Eligible B Note, Seller represents and warrants on each Purchase Date (i) that each representation or warranty set forth in any other section of this Exhibit VI which pertains to the underlying Mortgaged Property


                                  Exhibit VI-13
related to such Purchased Loan is true and correct in all respects and (ii) as follows, in each case, other than as set forth on the exception report provided to the Buyer Agent in accordance with the Agreement:

         1. Purchased Loan Information. The information set forth in the Purchased Loan Schedule is complete, true and correct in all material respects.

         2. No Default or Dispute Under Purchased Loan Documents. There exists no material default, breach or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related underlying real property.

         3. No Offsets, Defenses or Counterclaims. There is no valid offset, defense or counterclaim to such Purchased Loan.

         4. Lockbox. The lockbox administrator, if any, is not an Affiliate of Seller.

         5. Enforceability. The Purchased Loan Documents have been duly and properly executed by Seller, and each is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Purchased Loan is not usurious. Seller has fully and validly perfected all security interests created or intended to be created pursuant to the Purchased Loan Documents.

         6. Waivers and Modifications. The terms of the related Purchased Loan Documents have not been impaired, waived, altered or modified in any material respect (other than by a written instrument which is included in the related Purchased Loan File).

         7. Valid Assignment. The assignment of Purchased Loan constitutes the legal, valid and binding assignment of such Purchased Loan from Seller to or for the benefit of the applicable Buyer. No consent or approval by any third party is required for any such assignment of such Purchased Loan, for such Buyer's (or the Buyer Agent, as applicable) exercise of any rights or remedies under the assignment of Purchased Loan, or for such Buyer's (or the Buyer Agent, as applicable) sale or other disposition of such Purchased Loan if such Buyer acquires title thereto, other than consents and approvals which have been obtained. No third party (including underlying real property owner and underlying real property mortgagee) holds any "right of first refusal," "right of first negotiation," "right of first offer," purchase option, or other similar rights of any kind on account of the occurrence of any of the foregoing. No other material impediment exists to any such transfer.

         8. Certain Representations and Warranties. All representations and warranties in the Purchased Loan Documents and in the underlying documents for the performing commercial mortgage loan secured by a first lien on a multifamily or commercial property to which such Purchased Loan relates are true and correct in all material respects.


                                  Exhibit VI-14

         9. Parties Authorized. To the extent required under applicable law as of the Purchase Date, each party to the Purchased Loan Documents was authorized to do business in the jurisdiction in which the related underlying real property is located at all times when it held the Purchased Loan to the extent necessary to ensure the validity and enforceability of such Purchased Loan.

         10. No Advances of Funds. No party to the Purchased Loan Documents has advanced funds on account of any default under the Purchased Loan or under the underlying real property mortgage documents.

         11. Servicing. The servicing and collection practices used by Seller for the Purchased Loan have complied with applicable law in all material respects and are consistent with those employed by prudent servicers of comparable loans.

         12. No Assignment. Seller has not effectuated any transfer, sale, assignment, hypothecation, or other conveyance of any of its rights and obligations under any Purchased Loan Document, except in connection with the Agreement.

         13. No Bankruptcy. To Seller's actual knowledge, none of the following parties is a debtor in any state or federal bankruptcy or insolvency proceeding:
Seller; underlying real property owner; or underlying real property mortgagee.


                                  Exhibit VI-15

                                                                     EXHIBIT VII


                           PURCHASED LOAN INFORMATION
--------------------------------------------------------------------------------
Loan ID #:
Borrower Name:
Borrower Address:
Borrower City:
Borrower State:
Borrower Zip Code:
Recourse?
Guaranteed?
Related Borrower Name(s):
Original Principal Balance:
Note Date:
Loan Date:
Loan Type (e.g., fixed/a.r.m.):
Current Principal Balance:
Current Interest Rate (per annum):
Paid to date:
Annual P&I:
Next Payment due date:
Index (complete whether fixed or a.r.m.):
Gross Spread/Margin (complete whether fixed or a.r.m.):
Life Cap:
Life Floor:
Periodic Cap:
Periodic Floor:
Rounding Factor:
Lookback (in days):
Interest Calculation Method (e.g., Actual/360):
Interest rate adjustment frequency:
P&I payment frequency:
First P&I payment due:
First interest rate adjustment date:
First payment adjustment date:
Next interest rate adjustment date:
Next payment adjustment date:
Conversion Date:
Converted Interest Rate Index:
Converted Interest Rate Spread:
Maturity date:
Loan term:
Amortization term:
Hyper-Amortization Flag:


                                  Exhibit VII-1

                           PURCHASED LOAN INFORMATION
--------------------------------------------------------------------------------
Hyper-Amortization Term:
Hyper-Amortization Rate Increase:
Balloon Amount:
Balloon LTV:
Prepayment Penalty Flag:
Prepayment Penalty Text:
Lockout Period:
Lien Position:
Fee/Leasehold:
Ground Lease Expiration Date:
Property Name:
Property Address:
Property City:
Property Zip Code:
Property Type (General):
Property Type (Specific):
Cross-collateralized (Yes/No)*:
Property Size:
Year built:
Year renovated:
Actual Average Occupancy:
Occupancy Rent Roll Date:
Underwritten Average Occupancy:
Largest Tenant:
Largest Tenant SF:
Largest Tenant Lease Expiration:
2nd Largest Tenant:
2nd Largest Tenant SF:
2nd Largest Tenant Lease Expiration:
3rd Largest Tenant:
3rd Largest Tenant SF:
3rd Largest Tenant Lease Expiration:
Underwritten Average Rental Rate/ADR:
Underwritten Vacancy:
Underwritten Other Income:
Underwritten Total Revenues:
Underwritten Replacement Reserves:
Underwritten Management Fees:
Underwritten Franchise Fees:
Underwritten Total Expenses:
Underwritten Leasing Commissions:


* If yes, give property information on each property covered and in aggregate as appropriate. Loan ID.

                                 Exhibit VII-2

                           PURCHASED LOAN INFORMATION
--------------------------------------------------------------------------------
Underwritten Tenant Improvement Costs:
Underwritten NOI:
Underwritten NCF:
Underwritten Debt Service Constant:
Underwritten DSCR at NOI:
Underwritten DSCR at NCF:
Underwritten NOI Period End Date:
Hotel Franchise:
Hotel Franchise Expiration Date:
Appraiser Name:  (if Applicable)
Appraised Value:  (if Applicable)
Appraisal Date:  (if Applicable)
Appraisal Cap Rate:  (if Applicable)
Appraisal Discount Rate:  (if Applicable)
Underwritten LTV:
Environmental Report Preparer:
Environmental Report Date:
Environmental Report Issues:
Architectural and Engineering Report Preparer:
Architectural and Engineering Report Date:
Deferred Maintenance Amount:
Ongoing Replacement Reserve Requirement per A&E Report:
Immediate Repairs Escrow % (e.g., 125%):
Replacement Reserve Annual Deposit:
Replacement Reserve Balance:
Tenant Improvement/Leasing Commission Annual Deposits:
Tenant Improvement/Leasing Commission Balance:
Taxes paid through date:
Monthly Tax Escrow:
Tax Escrow Balance:
Insurance paid through date:
Monthly Insurance Escrow:
Insurance Escrow Balance:
Reserve/Escrow Balance as of Date:
Probable Maximum Loss %:
Covered by Earthquake Insurance (Yes/No):
Number of times 30 days late in last 12 months:
Number of times 60 days late in last 12 months:
Number of times 90 days late in last 12 months:
Servicing Fee:
Notes:


                                 Exhibit VII-3

                                                                    EXHIBIT VIII

ADVANCE PROCEDURE

         Final Approval of New Assets Which Are Eligible Securities/Preliminary Approval of New Assets Which Are Eligible Loans.

                  (a) Seller may, from time to time, submit to the Buyer Agent a Preliminary Due Diligence Package for the Buyer Agent's review and approval in order to enter into a Transaction with respect to any New Asset that Seller proposes to be included as a Purchased Asset under the Agreement.

                  (b) Upon the Buyer Agent's receipt of a complete Preliminary Due Diligence Package, the Buyer Agent, within two (2) Business Days, shall have the right to request, in the Buyer Agent's good faith business judgment, additional diligence materials and deliveries that the Buyer Agent shall specify on a Supplemental Due Diligence List. Upon the Buyer Agent's receipt of all of the Diligence Materials or the Buyer Agent's waiver thereof, the Buyer Agent, within three (3) Business Days (in the case of an Eligible Security) or five (5) Business Days and following receipt of internal credit approval, shall either (i) notify Seller of the Purchase Price and the Market Value for the New Asset or (ii) deny, in the Buyer Agent's good faith business judgment, Seller's request for a Transaction. The Buyer Agent's failure to respond to Seller within three (3) or five (5) Business Days, as applicable, shall be deemed to be a denial of Seller's request for an Advance, unless the Buyer Agent and Seller have agreed otherwise in writing.

         Final Approval of New Assets Which Are Eligible Loans. Upon the Buyer Agent's notification to Seller of the Purchase Price and the Market Value for any New Asset which is an Eligible Loan, Seller shall, if Seller desires to enter into a Transaction with respect to such New Asset, satisfy the conditions set forth below (in addition to satisfying the Transaction Conditions Precedent to obtaining each advance) as a condition precedent to the Buyer Agent's approval of such New Asset as a Purchased Asset, all in a manner reasonably satisfactory to the Buyer Agent and pursuant to documentation reasonably satisfactory to the Buyer Agent:

                  (a) Delivery of Purchased Loan Documents. Seller shall deliver to the Buyer Agent: (i) with respect to any New Asset that is a Preexisting Loan, each of the Purchased Loan Documents, except Purchased Loan Documents that Seller expressly and specifically disclosed in Seller's Preliminary Due Diligence Package were not in Seller's possession; and (ii) with respect to any New Asset that is an Originated Loan, each of the Purchased Loan Documents.

                  (b) Environmental and Engineering. The Buyer Agent shall have received a "Phase 1" (and, if necessary, "Phase 2") environmental report, an asbestos survey, if applicable, and an engineering report, each in form reasonably satisfactory to the Buyer Agent, by an engineer or environmental consultant reasonably approved by the Buyer Agent.


                                 Exhibit VIII-1

                  (c) Appraisal. The Buyer Agent shall have received either an Acceptable Appraisal or a Draft Appraisal. If the Buyer Agent receives only a Draft Appraisal prior to entering into a Transaction, Seller shall deliver an Acceptable Appraisal on or before thirty (30) days after the Purchase Date.

                  (d) Insurance. The Buyer Agent shall have received certificates or other evidence of insurance demonstrating insurance coverage in respect of the Mortgaged Property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Purchased Loan Documents. Such certificates or other evidence shall indicate that Seller will be named as an additional insured as its interest may appear and shall contain a loss payee endorsement in favor of such additional insured with respect to the policies required to be maintained under the Purchased Loan Documents.

                  (e) Survey. The Buyer Agent shall have received all surveys of the Mortgaged Property that are in Seller's possession.

                  (f) Lien Search Reports. The Buyer Agent or the Buyer Agent's counsel shall have received, as reasonably requested by the Buyer Agent, satisfactory reports of UCC, tax lien, judgment and litigation searches and title updates conducted by search firms and/or title companies acceptable to the Buyer Agent with respect to the Eligible Loan, Mortgaged Property, Seller and Mortgagor, such searches to be conducted in each location the Buyer Agent shall reasonably designate.

                  (g) Opinions of Counsel. The Buyer Agent shall have received copies of all legal opinions in Seller's possession with respect to the Eligible Loan which shall be in form and substance reasonably satisfactory to the Buyer Agent.

                  (h) Additional Real Estate Matters. Seller shall have delivered to the Buyer Agent to the extent in Seller's possession such other real estate related certificates and documentation as may have been requested by the Buyer Agent, such as: (i) certificates of occupancy issued by the appropriate Governmental Authority and either letters certifying that the Mortgaged Property is in compliance with all applicable zoning laws issued by the appropriate Governmental Authority or evidence that the related Title Policy includes a zoning endorsement and (ii) abstracts of all leases in effect at the Mortgaged Property and estoppel certificates, in form and substance acceptable to the Buyer Agent, from any ground lessor and from any tenant that occupies 7.5% or more of the rentable space at the Mortgaged Property, and in any event from tenants whose occupancies aggregate not less than 70% of the occupied rentable square footage at the Mortgaged Property.

                  (i) Other Documents. The Buyer Agent shall have received such other documents as the Buyer Agent or its counsel shall reasonably deem necessary.

         Within three (3) Business Days of Seller's satisfaction of all of the conditions enumerated in clauses (a) through (i) above, the Buyer Agent shall either (i) if the Purchased Loan Documents with respect to a New Asset are not reasonably satisfactory in form and


                                 Exhibit VIII-2
substance to the Buyer Agent, notify Seller that the Buyer Agent has not approved such New Asset as a Purchased Asset or (ii) notify Seller that the Buyer Agent has approved the New Asset as a Purchased Asset. The Buyer Agent's failure to respond to Seller within three (3) Business Days shall be deemed to be a denial of Seller's request that the Buyer Agent approve the New Asset, unless the Buyer Agent and Seller have agreed otherwise in writing.


                                 Exhibit VIII-3

                                                                      EXHIBIT IX

                           FORM OF REDIRECTION LETTER

                             [Letterhead of Seller]

                                                                 ______ __, 20__

[Borrower Name]
[Address]
           Re:      [__________]

To Whom It May Concern:

         ANTHRACITE CAPITAL BOFA FUNDING LLC has transferred all of its interest in the Loan to [Bank of America, N.A. ("Bank of America")] [Banc of America Mortgage Capital Corporation ("BAMCC")], and, accordingly, [Bank of America] [BAMCC] is now your lender with regard to the Loan. All notices, demands and requests to be given to the lender under the documents evidencing, securing and/or governing the Loan shall be sent to the following address (until such address for notice is changed in accordance with the Loan documents):

            [Bank of America, N.A.] [Banc of America
             Mortgage Capital Corporation]
            Mail Code:  NC1-027-19-01
            Hearst Tower
            214 North Tryon Street
            Charlotte, NC  28555
            Attention:  Christopher Young, Vice President, Portfolio Management

            with a copy to:

            ANTHRACITE CAPITAL BOFA FUNDING LLC
            c/o BlackRock Financial Management, Inc.
            40 East 52nd Street
            New York, New York 10022
            Attention:  Mr. Richard Shea

         All payments to be made to Bank of America under the Loan shall be made by wire transfer in accordance with the following instructions:

            Wells Fargo Bank, N.A.
            ABA 121-000-248
            Account #:  53165200
            Account name:  Anthracite-Bank of America US Facility Warehouse


                                  Exhibit IX-1

         Please feel free to call Richard Shea at (212) 754-5579 should you have any questions or concerns. Thank you.


                                  ANTHRACITE CAPITAL BOFA FUNDING
                                    LLC, a Delaware limited liability company

                                  By: Anthracite Capital, Inc., a Maryland
                                      corporation, its sole member


                                  By:
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  Exhibit IX-2